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                                [graphic omitted]
                                 TWEEDY, BROWNE
                                GLOBAL VALUE FUND

                                     ANNUAL
                                 MARCH 31, 1998
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                               [graphic omitted]

                                 TWEEDY, BROWNE
                              AMERICAN VALUE FUND

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                           TWEEDY, BROWNE FUND INC.

Investment Manager's Report ........................................       1

Tweedy, Browne Global Value Fund:
Portfolio Highlights ...............................................      19
Perspective On Assessing Investment Results ........................      20
Portfolio of Investments ...........................................      22
Schedule of Forward Exchange Contracts .............................      32
Statement of Assets and Liabilities ................................      39
Statement of Operations ............................................      40
Statements of Changes in Net Assets ................................      41
Financial Highlights ...............................................      42
Notes to Financial Statements ......................................      43
Report of Ernst & Young LLP, Independent Auditors ..................      51
Tax Information (unaudited) ........................................      52

Tweedy, Browne American Value Fund:
Portfolio Highlights ...............................................      53
Perspective On Assessing Investment Results ........................      54
Portfolio of Investments ...........................................      56
Schedule of Forward Exchange Contracts .............................      64
Statement of Assets and Liabilities ................................      66
Statement of Operations ............................................      67
Statements of Changes in Net Assets ................................      68
Financial Highlights ...............................................      69
Notes to Financial Statements ......................................      70
Report of Ernst & Young LLP, Independent Auditors ..................      77
Tax Information (unaudited) ........................................      78
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    This report is for the information of the shareholders of Tweedy, Browne
Fund Inc. Its use in connection with any offering of the Company's shares is authorized only in a case of a concurrent or prior delivery of the Company's current prospectus. Tweedy, Browne Company LLC is a member of the NASD and is the Distributor of the Company.

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TWEEDY, BROWNE FUND INC.

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Investment Manager's Report
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                           [Photo of Will Browne, John Spears and Chris Browne]
To Our Shareholders:            Will Browne, John Spears and Chris Browne

    We are pleased to present the annual report for Tweedy, Browne Global Value Fund and Tweedy, Browne American Value Fund for the year ended March 31, 1998.

    For the year ended March 31, 1998 the net asset value of the shares of the Tweedy, Browne Global Value Fund increased 33.09%* to $18.98 per share. This performance includes the reinvestment of a dividend of $1.36070 per share paid in December 1997. For the same period the Morgan Stanley Capital International ("MSCI") Europe, Australasia and Far East ("EAFE") Index gained 18.61%. The EAFE Index is measured in U.S. dollars so any rise in the value of the dollar vis-a-vis other currencies would reduce the reported results of the Index. Once again, this was the case over the last twelve months with the dollar appreciating against most major foreign currencies. As you know, because we believe that we are unable to predict the direction of twenty different currencies in relation to the dollar, it is our policy to remain fully hedged back into the dollar at all times with respect to our foreign currency exposure. Therefore, perhaps the most relevant comparison to our performance is the EAFE Index hedged back into the U.S. dollar. The EAFE Index hedged showed a gain of 28.67% for the twelve months ended March 31, 1998. Foreign currency declines against the dollar have had a significant dilutive effect on the results of unhedged international portfolios and indexes over the last two years. Our policy of being hedged has protected us from these currency effects, and allowed our shareholders to get the full benefit from the appreciation of our stocks.

    The country weightings in the Global Value Fund have not changed appreciably over the last year. However, we have started to slowly increase the number of holdings in the Far East, including Japan, Hong Kong, Singapore, and Malaysia. As you would expect, with the collapse in Asian markets over the last year, there has been a corresponding increase in "value" opportunities. Many of the bargains we are finding today are reminiscent of the type of valuations we last saw in U.S. markets in 1974.

    The overall financial characteristics of the Global Value Fund have changed little since our mid-year report. Currently, approximately 43% of assets are invested in stocks having a weighted average price/earnings ratio of 12.9 times earnings. Stocks with a price/earnings ratio of 12.9 times earnings are cheaper than 86.5% of the 7,459 stocks in the Worldscope database with market capitalizations above $100 million in those countries where the Global Value Fund has investments. A further 29% of assets are invested in stocks with a weighted average price/book value ratio of .91. Stocks with an average price/book value ratio of .91 are cheaper than 89% of the issues in the database.

    The performance of the American Value Fund was good on an absolute basis, although not quite as good on a relative basis to that list of stocks which we don't own, the S&P 500. For the year ended March 31, 1998 the net asset value of the American Value Fund increased 46.14%* to $23.04 per share after adding back a dividend of .59910 per share paid in December 1997. The American Value Fund slightly underperformed the S&P 500, which was up 47.96% for the same period. On a calendar year basis, our performance in 1997 exceeded that of the S&P 500 by over 500 basis points (38.87% vs. 33.38%). As we've pointed out in previous reports, it would be nice to beat the S&P 500 each and every year, but our own research and experience suggests that it is simply not possible. (Please see the enclosed booklet, Ten Ways to Beat an Index.)

    We happen to be, and have been for the last several years, in a period where large cap stocks have led the market and boosted the returns of capitalization weighted indexes, such as the S&P 500. For instance, over the last 4 1/3 years since the American Value Fund's inception, the S&P 500 was up 22.22% annually, excluding dividends (25.04% including dividends), versus 16.24% annually for the Russell 2000 Index (excluding dividends) of smaller companies. This is quite a divergence from longer measurement periods, where empirical studies indicate an edge for smaller cap stocks (particularly small cap value stocks). As we've explained in the past, because we invest across the full spectrum of market caps (approximately 34% of the American Value Fund is invested in stocks with market caps less than $1 billion), it is difficult for us to outperform the S&P 500 when large cap stocks are beating the overall market. The American Value Fund also has approximately 17% of its assets in undervalued foreign stocks, which have not performed quite as well on an absolute basis as U.S. stocks over the last several years. With our exposure to smaller and medium capitalization companies, including some that we think are terrific bargains outside the U.S., the portfolio of the American Value Fund bears little resemblance to the S&P
500. That's the way we like it. If we are going to have a chance to beat the index over the long term, our portfolio can't look like it. While we wait for our small cap stocks to perk up, we are quite pleased with the 23%* plus annualized returns we have been achieving. In fact, the annualized return for the American Value Fund ranks in the top 13%, based on the annualized return from December 31, 1993 to March 31, 1998 of all 393 funds measured by Lipper Analytical Services in the Growth Fund Investment Objective category. For the year ended March 31, 1998, the American Value Fund's annualized return of 46.14%* ranks in the top 40% measured by Lipper for the same category.

    As with the Global Value Fund, the fundamental financial characteristics of the American Value Fund have changed little since our mid-year report. Currently, approximately 53% of assets are invested in stocks with a weighted average price/earnings ratio of 12.7 times earnings. Stocks with a price/ earnings ratio of 12.7 times earnings are the cheapest 8% of U.S. stocks with market capitalizations above $100 million in the Bloomberg database. Stocks bought on a low price/book value ratio comprise 19% of assets, and have a weighted average price/book ratio of 1.02. Stocks with an average price/book ratio of 1.02 are the cheapest 3% of the database.

    There has been little portfolio turnover for either Fund with the turnover rates for the Global Value Fund and the American Value Fund running 16% and 6% in the past year, respectively. Even with a lower capital gains tax rate for stocks held for at least 18 months, our aversion to taxes remains the same.

    The past year was obviously a good time to be invested in stocks almost anywhere with the obvious exception of the emerging markets of Asia. In fact, the last three calendar years, 1995 through 1997, have been an extraordinary time for U.S. stocks with the Standard & Poor's 500 Stock Index showing a cumulative gain of 125.8% for an average annually compounded rate of return of 31.2%. These results again bring up the question of how long this will continue. We wish we knew. Caution could have led one to have taken some money out of the market after the great results experienced in 1995 alone. Another year of well-above-average stock market returns in 1996 could only increase one's apprehension about staying in the market. Then, 1997 saw the stock market turn in one of its best years in the last twenty years. Not being invested in any or all of the past three years would have had tremendous opportunity costs to the average investor.

    Stock markets do not rise all the time. Equity investing is not a passbook savings account with returns of 10% or 20% or 30% per year where your principal is never at risk. Stock markets can decline. Investors in Asia learned that lesson last year. However, if the stock market declined 25% in 1998, we would only be giving back the gains of the previous year. The S&P 500 gain for the four years ending 1998, even after a 25% decline, would still be an impressive 69.3%. Of course, if 1998 is going to be the year the stock market drops 25%, it would be a great move to sell out now and go back in after the dust settles. Unfortunately, the economic and political tea leaves that affect stock markets are never that easy to read. From 1975 through 1997, the S&P 500 has declined on an annual basis in only three years and each decline was less than 10%. It went up in each of the other twenty years. (We will choose for our purposes to ignore interim fluctuations such as the "Crash of '87" on the assumption that we were invested at all times, and we count our wealth once a year on December 31.) If an investor were presented with the proposition that he or she could invest his or her money for twenty-three years at an annually compounded rate greater than inflation, bonds or short-term money market instruments, but they would experience declines in three of those years that could not be predicted or avoided, it is unlikely that anyone would not make that investment.

    Despite the generally accepted fact that it is impossible to predict short-term stock market trends, hope of doing so springs eternal. And our industry does not help. In our opinion, far too much attention is devoted to speculation about events that we cannot predict. With enough so-called experts making so many predictions, enough to cover every possible eventuality, someone is bound to be right. However, as a simple investor, how are we to determine who has made the correct prediction? The answer is: we cannot. This has not put a stop to people holding themselves out as experts and who claim to know what the future will bring, nor legions of others willing to accept such predictions as having validity. We recently ran into a friend who was praising the prognosticating ability of a particular money manager. This money manager specializes in selling short, picking companies that he believes will decline in the future. One of his recent picks was Oxford Health Plans. From a high in the past twelve months of $89 per share, the stock has recently been trading around $13. The company discovered some problems in its accounting systems which were masking enormous losses rather than the profits that had been previously reported. Our friend thought this money manager was brilliant based on this one fortuitous stock pick. When we asked our friend if he had any idea how this money manager had done overall in the past few years, he did not have a clue. The manager in question has had one up year in the past seven. Short selling is not an easy place to be in a bull market. However, our friend was willing to focus on one stock selection which worked beautifully while ignoring the sum of all the manager's selections. A stock portfolio is comprised of many stocks; it is the result of the portfolio that counts, not one stock. The same can be said for stock market predictions. Calling one movement in the stock market is of little value over the long term, and we are not aware of anyone who has compiled a long-term record of successfully predicting stock market movements.

    One of the more absurd sound bites we heard recently was in one of those fifteen-second promos you hear on television for a show that will be shown later that evening. The host of the show was enticing us to tune in to hear one of the more celebrated stock market pundits with this prediction: "So and so sees market gains in the first half of 1998, but rough sledding for investors in the second half. Find out why at ten o'clock." This statement can only mean that there now exists some reason the stock market will be in trouble four or six months from now, but for the time being, investors are unaware of it or are choosing to ignore it. If in fact there was some degree of certainty that there was going to be a war in the Middle East later in the year, or that Alan Greenspan was going to raise interest rates, or that corporate profits were going to decline in the second half, this news would already be incorporated into the level of the stock market. That is what stock markets do; they process important economic and political information, calculate their effect on the economy and adjust stock prices accordingly. Often these adjustments exaggerate the significance of the news that caused them and investment opportunities are created. We can only presume in the situation above that the news that would roil the markets in the second half of 1998 was known only to the pundit who would be appearing at ten o'clock, and that if we tuned in, this knowledge would be imparted to us.

    As we have said in the past, the stock market will decline at some point in the future. We do not know when or by how much, and we do not know what event or circumstances will precipitate the decline. The current economic problems in Asia are cited as one possible cause of trouble for the U.S. markets, but so far we have weathered the storm. We could cash out now, wait for the decline and then reinvest when it reaches the bottom. This presumes one can determine when the bottom has been reached, and if the decline has been particularly disquieting, would have the courage to go back in. We could have done this last year, two years ago, or even three years ago. The same apprehension about stock prices has existed in varying degrees for several years. Cashing out one, two or three years ago would have been a costly mistake in terms of foregone profits. So far in 1998, the same holds true. Over the long term, stocks have outperformed bonds and cash. With the exceptions of the 1973-74 market and the Great Depression, it has not taken more than two years for stock prices to recover losses experienced in a bear market. Generally, recovery takes far less than two years. We find these odds favorable to investors and therefore see no reason to do anything differently than we have for many, many years.

    While we have not signed on to the theory that recessions will never happen again and therefore one should throw caution to the wind because the stock market can only go up, times are definitely better for now. Forty years ago, the auto companies dominated the American economy and "What was good for General Motors was good for America". However, recessions occurred periodically. Cars would begin to pile up on dealers' lots, but no one really knew how serious the situation was until they counted the inventory once a month. When there were too many unsold cars, dealers cut back on orders, the auto companies cut back production and laid off workers. The effect spilled over into the steel industry and so on down the line. Today, thanks to computers, General Motors probably knows hourly how many unsold cars are in inventory. Production can be adjusted and big inventory buildups that led to layoffs can be avoided or at least softened. Corporate raiders of the 1980s may also have benefitted American industry by breaking up the old boy network of complacency in a world that was opening up to global competition. Ten years later, the United States, which was almost given up as an inefficient, lumbering, former economic power is now the engine that is driving the world economy. We have traded places with Japan.

    Technology has become one of the largest sectors of the S&P 500 and is creating new jobs every year. Corporate leaders are also acting in a more rational way. Corporations are more focused; acquisitions are now generally in their principal lines of business where two plus two does have the possibility of equaling five. Conglomeration and diversification are seldom mentioned. While companies must now compete on a global basis, they can also sell their products on a global basis. And interest rates could go lower still. We forget that for forty years, from 1926 to 1966, the Standard & Poor's high grade bond yield was always below 6%, and for thirty-eight of those years it was below 5%. It could happen again.

    We do not mean to imply that we are becoming macro-economic investors. We are merely making the observation that there may be less obvious reasons stocks have performed well and could continue to perform well. Despite the fact that we may sometimes sound somewhat skeptical, we are essentially optimists. We think you have to be optimistic to succeed in the investment business. Our optimism is not Prozac-induced but is a result of our observation that sound investment principles produce favorable results over time. We do not fret that after so many years of prosperity, we are fated to enter a period of adversity. The market is high on a historic basis, but it is not in silly land. In 1972, before one of the greatest bear markets of the century, stocks were much higher, irrationally higher. The nifty-fifty growth stocks of their day, which comprised a significant part of the stock market indexes, were in many cases selling at fifty and sixty times earnings. A decline of 10% or 20% would not have brought those stocks back to rational levels. There was no margin of safety in a company selling cosmetics door-to-door that was trading at 68 times earnings. That company, Avon Products, went from a high of $132 to a low of $17 in approximately twelve months, a decline of 87%. A few declines like that in some large capitalization growth stocks and it becomes easy to see why the averages fell 60%. If we avoid owning these irrationally over-priced stocks and the growth fad stocks of the day, we do not have to worry about permanent loss of capital. The stock market can go down; the fall could even be particularly nasty. Unfortunately, this comes with the territory. Fortunately, it does not mean that you will not be better off in the long run by sticking with your investment strategy.

    In our opinion, investment managers who believe they can predict stock market fluctuations are engaging in self-deception. There is a lot of self-deception in the investment business because people are often unwilling to accept the limitations of their own abilities, because they need to justify their work, or because their boss requires it. Take security analysts, which is how we generally describe ourselves. If an analyst spends a week investigating a company, visits the management and tours the plants or laboratories, he wants to make a case for buying the company. After devoting so much time to one company, he would be reluctant to tell his boss that it was a complete waste of his time because it was a lousy company. He would have to explain why he looked at it in the first place. In many large money management firms, there are numerous analysts who are each assigned to a specific industry. Can you imagine the widget industry analyst walking into the weekly or daily portfolio managers meeting and saying, "All the widget stocks are overpriced, and I don't think we should own any of them." Time to check the help wanted ads. What if one of the more successful portfolio managers loved the widget stocks? Is it likely the analyst would be willing to voice an opinion that was contrary to his superior's point of view?

    As securities analysts, we believe our job is part detective and part reporter. As detectives, we look for clues that may lead us to investment opportunities. As reporters, we gather facts by reading reports and filings, and by talking to people who may be knowledgeable about a specific company. We then consider this information in the context of our particular investment "schema" and decide whether a company fits or not. The fact gathering and investigation we do is generally limited to determining if a company has the fundamental financial characteristics of stocks that we buy. It is not unlike buying a new house. If you were in the market for a house, presumably you would make up a list of your requirements; four bedrooms, three bathrooms, a family room, a certain location, etc., etc. If a house does not meet your needs, there is no point in looking at it. If you need four bedrooms for the kids, you would probably keep looking rather than say: "We like this three bedroom house and maybe we could make the kids double up." We do the same thing when looking at stocks. Our requirements, or criteria, are what psychologists call schemas. Schemas determine how we will interpret financial information. In essence we are "scripted" to reject companies like Netscape, which has no book value and minimal earnings, but has the supposed prospects to revolutionize some field of technology. We will react positively to a Pharmacia & Upjohn which, when we bought it, had the lowest price-to-sales ratio in the industry, and a new CEO who spent approximately $4 million of his own savings to buy stock in the company.

    We are at a loss to understand why so few people in the investment business appear to have any hard schemas. Decades of data is available to determine which financial characteristics of stocks have produced superior performance, and computers can easily do the back testing. One word of caution; the characteristics must have some logical validity. We are sure that some program could produce the result that companies with blue corporate logos located west of the Mississippi beat the averages 65% of the time. This may be true, but it has no relevance. A possible explanation of why most investors have no schemas may be that many stocks that do not fit a logical set of criteria still do very well. We have to accept the fact that a lot of stocks we would never own may do very well, perhaps better than the ones we would own. Most money managers probably try to find those great performing stocks, having convinced themselves that they are smart enough to succeed where few have. Also, many investors looking for good money managers try to find just those "smart" guys.

    For our own money, we are content to rely on the criteria that over long periods of time have outperformed the popular stock market averages, remembering that the averages beat between 75% and 85% of the money managers. We have to accept the fact that we are not capable of picking only the best performing stocks. We have to accept periods of underperformance. We must also accept the fact that we will own some clunkers despite how well they fit our criteria. We like to think that research will enable us to weed out all the bad investments, but that is just not the case. If we had the prescience to pick out the top ten performers from among all the stocks we own, our results would be off the charts. But we cannot. Trying to identify winning stocks without a set of criteria is, in our estimation, as difficult as trying to determine whether and when the market is going up or down.

    It is true that earnings generally drive individual stock prices. This explains why most Wall Street research focuses on earnings estimates. Rising earnings are equated with rising stock prices no matter how high the price/ earnings ratio may be. Analysts are expected to make these estimates accurately. Again, we do not believe this is consistently possible. Numerous studies, including some by David Dreman, point to the inaccuracy of analysts' earnings estimates. The financial press is full of stories about companies whose stocks have plummeted because earnings came in below estimates. Usually these companies' valuations did not provide any margin of safety for a negative surprise. Having been members of several corporate boards through the years, we can attest to the difficulty of predicting short-term earnings results even by management, which presumably has access to more information than Wall Street analysts. Many widely followed companies lead the analysts to correct earnings projections. This makes the analyst look good, and the company is often rewarded with a higher price/earnings ratio.

    In a recent telephone conversation with a reporter for a major financial publication, we were asked how many research people we employed. We responded that we had the three original principals who were all analysts, and in addition we had four other research analysts. When the reporter began to laugh, we asked what was so funny. He said he visits large mutual fund companies who proudly boast of having 100 or more analysts. We wondered what they could be doing? If a large mutual fund company is managing $40 billion, the number of stocks large enough for them to invest even one percent of their assets in is about 300. That is one analyst for every three companies. All they can be doing is babysitting their stocks, listening for every bit of information that comes out and forwarding it on to the portfolio managers. Most information is either not significant or not really relevant. In the management of time, it is important to know what is worth knowing and what is not.

    Another reporter, who seems to like us, told us that the only criticism he had heard of Tweedy, Browne was that the principals may not be as hungry as they used to be. Given that our investment performance of late does not appear to have suffered and we do not think we are doing anything differently than we did five or ten years ago, we could not understand what would give rise to that comment. He offered one explanation. Most growth stock managers or momentum investors seem to turn over their portfolios at a much faster rate than we do. We admit that we do not arrive at work each day ready to sell and buy a significant portion of our holdings. We tend to hold stocks for a long time. That is good in our opinion. It means lower transaction costs, and for tax-paying clients, lower taxes. If our premise for buying a stock is still valid, small changes in its share price do not require new buy and sell decisions. As we do not buy stocks based on next quarter's earnings estimate, we do not have to sell if it misses its projections by a few pennies per share. We may also be a bit older than most money managers. Our five managing directors range in age from 40 to 53. We still think this is relatively young, and that we have a number of years of "tread on our tires."

    There could also be a perception that following our partial sale of Tweedy, Browne to Affiliated Managers Group, our "hunger" may be diminished. There is no reason to stop doing what we have been doing; there is, in fact, greater reason to keep on doing what we have been doing because our personal net worth that is invested in the stocks our clients own is now greater. We enjoy the intellectual challenge of the investment business, and we enjoy being successful at it. We also think we picked the right partner in AMG. Other than treating us to a celebratory dinner, we have had almost no contact with them. They have been helpful when we have asked how other investment advisors have dealt with some operational problems, but otherwise the folks at AMG have done just as they said they would: left us alone.

    What we do is relatively easy and does not require the stamina of a triathalon runner. Almost any Wall Street analyst has enough brains to do the kind of research we do. Again, it comes back to the kind of information we are looking for, and the use we make of that information. As we discussed with our "hungry"-comment reporter, value money managers tend not to burnout. High turnover, growth and momentum money managers lead much more stressful lives. They do not have an investment schema to fall back on for comfort when stock prices are moving against them. They also feel compelled to know every last bit of information about the stocks they own: the latest earnings information, who is buying, and who is selling the stock on Wall Street. Physical stamina tends to peak at a fairly early age, as many Olympic athletes have learned when they become has-beens in their late twenties. Fortunately, investing requires mental stamina, and that seems to hold up much longer. This may be God's way of compensating us for a decline in our physical abilities. Our friend, Walter Schloss, is now eighty-one years old, and his investment record spans forty-three years with no sign of diminishing returns. He is the Energizer man of the investment world: "he just keeps going and going and going." We hope we can, too. As long as our marbles are intact, age can bring the added benefit of experience, which is both intellectual and emotional. Hopefully, we are better able to recognize investment ideas that do not work and thus not waste our time going down some dead-end path, and are better able to cope with the "agita"+ which usually accompanies a bear market. We told our reporter friend that the only thing different about our attitude towards work is that we have a lower tolerance for unpleasant clients. Fortunately, we do not think we have any such clients now, but if a potential new client came along who we suspected might take up an unreasonable amount of our time, we would be reluctant to take them on. This is not complacency; it is common sense. We want to maximize the time we can devote to research and money management.

    In our opinion, far too much time is devoted to keeping track of money managers. This is probably because money managers are selected because the client thinks "they are smart." Proving to the client that a money manager is "smart" is an enormously time-intensive business. "Smart" usually means the ability to pick stocks that only go up, which requires intense research on the part of the manager. The manager must devote endless hours following his/her investments for fear some unforeseen event will result in the stock going down. The client will take away from the time the manager has to devote to investment research in order to visit with the manager to see if he/she is still hard at work and not goofing off. These visits would seem to be self- defeating. While the client will categorize managers as to investment "styles," they often do not try to understand what the manager actually does. They do not try to figure out what investment schemas the manager uses in selecting investments because they believe smart research of individual companies leads to success. Estimating a company's next quarter earnings per share to the penny is more important than asking why you own that company in the first place. Analysts will attempt to estimate how much money Coca-Cola will earn in the March quarter rather than focusing on how many more hundreds of millions or billions of people around the world can be persuaded to buy Coke. The fact that there are 160 million Indonesians who do not drink alcohol is far more important to the long-term success of owning Coke than getting a three-month earnings projection right. But the investment world believes that if Coke makes next quarter's estimates, the stock will continue to rise. However, if it earns, say 32 cents, when the estimate was 34 cents, the stock might go down in the short run despite the fact the 160 million thirsty Indonesians are still out there.

    We believe understanding how a money manager thinks is far more important than how accurate his/her earnings projections are or how many hours he/she spends in the office. We can look at another money manager's portfolio and almost always understand why they own what they own. Two of us sit on our alma maters' investment boards. We do not believe it is necessary to visit the managers these endowments employ to learn if they have hired a new analyst or fired an analyst, or try to determine if they are still working hard. So long as the principals are still active, we can merely look at the stocks they buy to tell if they are still doing what they told us they would. When you understand how a money manager looks at investments and have determined that the portfolio holdings are consistent with that view, you are better off leaving the manager alone to do what you are paying him/her to do.

    Unfortunately, too few managers are really asked what they do, and too few could answer the question if asked. The focus is on intense, detailed research of individual stocks rather than some set of principles, or schemas, that guide the investment process. What these clients and their managers are trying to do without realizing it is pick anywhere from fifty to one-hundred-fifty stocks or more, depending on the portfolio turnover rate, every year that will outperform the market. This is a daunting task made impossible without a set of valid investment principles. Warren Buffett has been quoted as saying he only needs one good investment idea a year, and he has not done so badly. By concentrating their effort on individual stocks and earnings guesstimates, analysts are missing the big picture. Far more important is a focus on the characteristics of a group of stocks, a portfolio, that has outperformed the market over long periods of time. Once a manager has determined those characteristics, the manager will have a schema by which to analyze individual stocks. Research becomes much easier. If you were going to take up golf, you would not take a bag of clubs and start swinging. You would learn the use of each club and the proper way to swing. You would take the time to find out what successful golfers do. Why should investing be any different?

    Successful investing becomes much more quantitative than qualitative. That is what schemas will do. They will permit the manager to take a universe of stocks and quantitatively screen out those issues that do not fit the schema and, thus, should not be researched. The schema will also provide a list of stocks that should be researched because they fit some or all of the criteria. The more criteria an individual stock meets, the easier it is to analyze. If a company is analyzed from the perspective of a schema, it either fits or it does not. Facts tend not to be bent to produce a desired result. If a stock does not fit, it is difficult to make a case for buying it. If you need a house with four bedrooms, one with three bedrooms will not do no matter what. However, money managers are expected to only let winners into their portfolios. Even the best schemas will let a real dog in from time to time. As we have said, we accept this. Not every stock we buy goes up the next day. Some occasionally never go up, while others take longer than we would like. How many times has an advisor met with a client and gone through the following dialogue: "Mr. Jones, your portfolio was up 40% last year as compared to a stock market gain of 30%." "Yeah, but why did you own Kmart? It went down last year." Ever wonder why so many portfolios have such high turnover rates?

    Quantitative investment strategies are for the most part shunned by the investment community. After all, why are we paying these money managers? We want our managers to be smart, to be able to predict if the market will go up or down, and which companies will do well. Anybody can feed a set of criteria into a database of stocks and let the computer pick the holdings. No creative brilliance there. We are at a loss to understand this aversion to quantitative investment approaches since the most widely employed one is the index fund, which we have said beats 75% to 85% of the money managers. Moreover, the benchmarks used to measure manager performance are nearly all quantitative. Part of the problem relates to the fact that a quantitative approach loses some of the time. The market has outperformed us approximately 35% of the years we have been managing money. These periods of underperformance may be more than either the client or the manager can tolerate. The client may begin to question the validity of the strategy, and the manager may react by tweaking the criteria. Consistency is key to successful investing.

    It takes time to get comfortable with an investment approach. It is only human nature to worry about losing money. We have been doing what we do for so long and have been rewarded so handsomely, that we do not think we will ever change. This may account for what some may perceive as a lack of "hunger." We do not worry as much about how we invest. If the market drops 200 points on a given day, we do not equate this with a mile-wide asteroid heading for Manhattan.

    Investing is now easier and more fun than in years past. It is easier not because there are so many cheap stocks today, but because technology has made it easier to analyze companies. Instead of scurrying around to get our hands on annual reports, 10Ks, and other research information, we can point and click and even surf the Internet for information. And, it is more fun because we can now look for investment ideas globally. We also have the camaraderie of five managing directors rather than three general partners. We think that the way we work together, the spirit of cooperation we share, and the absence of any oversized egos is special, if not unique, and makes coming to work that much more enjoyable. The two individuals who became managing directors last October are Tom Shrager and Bob Wyckoff. Their promotion is not an indication that the three original partners, Chris and Will Browne and John Spears are slowing down, but a recognition of Tom's and Bob's contribution to our efforts. Tom joined us in 1989 after sending us an unsolicited resume. We were not looking for anyone, but thought his experience in corporate finance might be interesting. Interesting is an understatement. While talking with Tom, we noted an accent we could not place. He told us he was a Romanian who was kicked out of the country for the seditious activity of organizing a philosophy club at the University of Bucharest. As Tom said, "You have to understand. There wasn't much to do in Romania under Ceausescu." After a stay in a refugee camp in Italy, Tom arrived in New York with a political asylum visa. He took a job as a night watchman while studying English during the day. Six months later, he talked his way into Columbia University where he earned both a bachelors and a masters degree. He recognized our growing interest in international investing and zoomed in on foreign stocks. Certainly his knowledge of five languages works to our advantage. Tom currently works for us in London, where he is in closer proximity to many of the markets in which we invest.

    Bob Wyckoff is a native of Florida who joined us in 1991 after working at several investment management firms. Again, Bob came to us unsolicited because he also was afflicted with the "value bug." He is a lawyer by training, which we have never held against him, and our only Phi Beta Kappa. While his past may not be as colorful as Tom's, his contribution is no less. He principally devotes his time to figuring out ways we can better service our investors and clients.

    Some of you may have read the April 20, 1998 cover article in FORBES magazine entitled, "I've got mine, Jack", which makes mention of Tweedy, Browne along with several other money managers. Rather than belabor the absurdity of the article, we have reprinted our response to the editor of FORBES Magazine below.

    In closing, let us assure you that nothing has changed, we are thankfully all quite well, even if a bit grayer at the temples or thinner on top (primarily a John Spears problem), and hope you are the same--well, that is . . . .

                      Sincerely,

                      TWEEDY, BROWNE COMPANY LLC

                      Christopher H. Browne
                      William H. Browne
                      John D. Spears
                      Thomas H. Shrager
                      Robert Q. Wyckoff, Jr.
                      Managing Directors

----------
*Past performance is not a guarantee of future results, and total return and principa1 value of investments will fluctuate with market changes. Shares, when redeemed, may be worth more or less than their original cost.

----------
+We cannot find the correct spelling of this word in our collection of dictionaries and would appreciate hearing from any of our shareholders who may be able to shed some light on this for us.

TWEEDY, BROWNE COMPANY LLC
-------------------------------------------------------------------------------

                                                                 April 9, 1998

Mr. James Michaels, Editor
Forbes Magazine
60 Fifth Avenue
New York, NY 10011

Dear Sir:

    The cover article in Forbes' April 20, 1998 issue, "I've got mine, Jack," written by Thomas Easton contains factual errors and has created a misleading impression about the partners of Tweedy, Browne that is causing us to spend time we would otherwise spend managing our clients' assets to assure numerous clients that "it is business as usual" at Tweedy.

    Fact: We continue to own a significant equity interest in our firm and have no plans or intentions of retiring. We have entered into 10-year employment contracts that provide significant financial incentives for us to remain active. We have committed to invest at least $100 million more in the same investments we have made for our clients, which is in addition to the approximately $275 million we, our families and retired partners, and current employees have under management at Tweedy, Browne.

    Fact: Affiliated Managers Group did not pay 65 times earnings for their interest in Tweedy, Browne. The price was 10 times current pre-tax earnings, which is consistent with numerous other transactions in our industry. We took cash rather than AMG stock because, along with a desire to create liquidity for our estates, we also wanted to diversify our holdings. In addition, we believe that by increasing the money we have invested alongside our clients, we have increased our personal commitment to the investments we make on their behalf.

    Fact: We know of no reason why Forbes chose to delve into our personal lives, nor what purpose it served. Chris Browne was not "recently divorced." He was divorced 23 years ago. Furthermore he is not and never said he was leaving his money to his two dogs. His estate will be divided among relatives, friends, and charitable organizations involved in education, human rights, medical research and the care of the terminally ill.

    Fact: Estate planning was the reason we chose to sell an interest in Tweedy, Browne, not the "excuse." Before the transaction, in the event that Chris Browne were to die, or Will Browne and his wife were to die, all of their accumulated liquid net worths and their personal residences might potentially have to be sold to pay inheritance taxes leaving the estates with only an illiquid interest in a privately held company. In the case of Chris Browne, only his dogs would be directly affected. In Will Browne's case, his four school-age children would be affected.

    While references to yachts may be "cute," they bear no relation to reality. Chris Browne does not own a yacht; he does not even own a dinghy. If you invite him on board Forbes' yacht, the Highlander, it will be his first time on a yacht. In fact, none of us has a yacht, a horse, or a plane. As Sherlock Holmes said, "I make a point of never having prejudices and of following docilely wherever facts may lead." He also said, "Insensibly, one begins to twist facts to suit theories instead of theories to suit facts." Sound advice in our opinion.

                                    Christopher H. Browne
                                    William H. Browne
                                    John D. Spears

TWEEDY, BROWNE GLOBAL VALUE FUND
------------------------------------------------------------------------------
Portfolio Highlights
------------------------------------------------------------------------------

March 31, 1998

  HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN TWEEDY, BROWNE GLOBAL VALUE FUND VS. MORGAN STANLEY CAPITAL INTERNATIONAL ("MSCI") EUROPE, AUSTRALASIA AND
   FAR EAST ("EAFE") INDEX (IN U.S. DOLLARS & HEDGED) 6/15/93 THROUGH 3/31/98

               Tweedy, Browne       MSCI EAFE Index        MSCI EAFE Index
             Global Value Fund*    (in U.S. Dollars)          (Hedged)
--------------------------------------------------------------------------
Jun 1993             9,980                  9,840                9,960
Sep 1993            10,310                 10,490               10,560
Dec 1993            11,540                 10,590               11,030
Mar 1993            12,260                 10,960               10,840
Jun 1994            12,200                 11,520               10,950
Sep 1994            12,300                 11,530               10,860
Dec 1994            12,040                 11,410               10,850
Mar 1995            11,670                 11,620               10,030
Jun 1995            12,300                 11,710               10,130
Sep 1995            12,870                 12,200               11,290
Dec 1995            13,330                 12,690               12,170
Mar 1996            14,700                 13,060               12,760
Jun 1996            15,340                 13,260               13,250
Sep 1996            15,170                 13,250               13,340
Dec 1996            16,020                 13,460               13,700
Mar 1997            17,150                 13,250               14,364
Jun 1997            18,880                 14,970               16,140
Sep 1997            19,880                 14,860               16,600
Mar 1998            22,823                 15,711               18,481


------------------------------------------------------------------------------
MSCI EAFE Index represents the change in market capitalizations of Europe, Australasia and the Far East (EAFE), including dividends reinvested monthly, net after foreign withholding taxes.

Index information is available at month end only; therefore, the closest month end to inception date of the Fund, May 31, 1993, has been used.

------------------------------------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURN*                              AGGREGATE TOTAL RETURN*
------------------------------------------------------------------------------------------------------------
                                                                                YEAR               INCEPTION
                                   WITHOUT                                      ENDED               6/15/93-
THE FUND                 ACTUAL    WAIVERS**                                   3/31/98               3/31/98
-------------------      ------    --------                                    -------             ---------
Inception (6/15/93)                              The Fund                       33.09%               128.23%
 through 3/31/98         18.79%     18.76%       MSCI EAFE in(U.S. Dollars)     18.61%                57.11%
Year Ended 3/31/98       33.09%     33.08%       MSCI EAFE (Hedged)             28.67%                84.81%
------------------------------------------------------------------------------------------------------------
Note: The performance shown represents past performance and is not a guarantee of future results. The Fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less  than original cost.
   *  Assumes the reinvestment of all dividends and distributions and is net of foreign withholding tax.
  **  See Note 2 to Financial Statements.

TWEEDY, BROWNE GLOBAL VALUE FUND
-------------------------------------------------------------------------------
Perspective On Assessing Investment Results
-------------------------------------------------------------------------------

March 31, 1998

    In accordance with rules and guidelines set out by the Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne Global Value Fund to the historical investment results of the most appropriate broad-based securities index, the Morgan Stanley Capital International (MSCI) Europe, Australasia and the Far East Index (EAFE) in U.S. dollars and hedged into U.S. dollars. However, the historical results of the MSCI Indices in large measure represents the investment results of stocks that we do not own. Any portfolio which does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the same index will be up, albeit, in greater or lesser percentages than the index. Similarly, when the index declines, probably most of the stocks in the entire universe of public companies in all countries that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that "different stocks equal different results."

    Favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In Are Short-Term Performance and Value Investing Mutually Exclusive?, Eugene Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, The Super Investors of Graham and Doddsville. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the "DJIA") or the S&P 500 by between 7.7% to 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% to 42% of the years. Six of the seven investment managers underperformed the market between 28% to 42% of the years. In today's environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of these money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results which occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years. Mr. Shahan concluded "Unfortunately, there is no way to distinguish between a poor three-year stretch for a manager who will do well over 15 years, from a poor three-year stretch for a manager who will continue to do poorly. Nor is there any reason to believe that a manager who does well from the outset cannot continue to do well, and consistently."

TWEEDY, BROWNE GLOBAL VALUE FUND
-------------------------------------------------------------------------------
Portfolio of Investments
-------------------------------------------------------------------------------

March 31, 1998         [graphic omitted]

                                                                     MARKET
                                                                     VALUE
         SHARES                                                     (NOTE 1)
         ------                                                    ---------
                  COMMON STOCKS--85.6%

                  AUSTRALIA--0.0%++
          96,353  Carillon Development Ltd. .................... $      108,378
                                                                 --------------
                  BELGIUM--0.2%
           3,940  Ibel .........................................        252,296
           2,726  Spadel SA ....................................      3,205,589
           3,252  Uco Textiles SA ..............................        425,850
                                                                 --------------
                                                                      3,883,735
                                                                 --------------
                  CANADA--2.0%
         196,891  BRL Enterprises Inc.+ ........................        693,987
          60,000  Canadian Western Bank ........................      1,015,121
         166,500  Corby Distilleries Ltd., Class A .............      7,453,209
         104,600  Corby Distilleries Ltd., Class B .............      4,239,893
       1,728,361  Kaufel Group NV, Class B+ ....................      5,360,959
         260,700  Melcor Developments Ltd. .....................      3,367,754
       1,391,000  National Bank of Canada, Toronto .............     26,083,395
         258,600  Shirmax Fashions+ ............................        738,310
         785,883  Westfield Minerals Ltd.+ .....................        831,007
                                                                 --------------
                                                                     49,783,635
                                                                 --------------
                  DENMARK--0.1%
          11,390  Nordvestbank .................................      1,299,500
                                                                 --------------
                  FINLAND--3.2%
           6,000  Atria OY .....................................         55,304
         542,027  Huhtamaki Group, Class I .....................     29,445,134
           6,200  Huhtamaki Group, Class K .....................        325,767
       1,036,900  Kesko Ord ....................................     16,621,575
         257,555  Kone Corporation, Class B ....................     34,863,931
                                                                 --------------
                                                                     81,311,711
                                                                 --------------
                  FRANCE--5.5%
          32,342  Bongrain SA ..................................     16,482,658
          24,763  Centenaire-Blanzy SA .........................      2,280,409
           5,229  Christian Dior, SA ...........................        694,895
          79,419  Compagnie Financiere de Paribas ..............      8,030,919
          45,108  Compagnie Fives-Lille ........................      3,128,933
          57,700  Compagnie Lebon SA ...........................      2,754,488
         188,692  Dollfus Mieg & Cie+ ..........................      4,622,581
           1,150  Fiat France SA ...............................         24,111
          14,896  Fin Marc de Lacharriere SA ...................      1,756,145
          60,931  Fonciere Financiere Et de Participation ......      4,372,921
          33,250  Generali France+ .............................      8,049,069
          42,900  Groupe Danone ................................     10,350,520
          52,218  Klepierre ....................................      8,379,471
           5,229  LVMH Moet Hennessey ..........................      1,108,121
         201,188  Lyonnaise des Eaux-Dumez+ ....................     29,040,119
          21,145  Mecelec SA ...................................        296,688
           3,115  Nordon Et Cie+ ...............................        259,227
          36,372  NSC Groupe ...................................      4,810,102
           9,073  Paris Orleans ................................        431,664
          97,700  Peugeot SA ...................................     16,828,256
          18,699  Precia+ ......................................        328,714
           9,340  Signaux Girod ................................        171,571
          49,723  Siparex ......................................      1,122,687
          63,700  Societe Generale .............................     12,738,973
                                                                 --------------
                                                                    138,063,242
                                                                 --------------
                  GERMANY--0.9%
          15,018  Axel Springer Verlag, Class A ................     12,902,132
          61,660  Kaufring AG ..................................      3,298,306
          41,360  Linder Holding ...............................        759,822
          33,968  Sinn AG+ .....................................      5,873,165
           2,973  Tiag Tabbert-Industrie AG+ ...................        150,999
                                                                 --------------
                                                                     22,984,424
                                                                 --------------
                  HONG KONG--2.8%
       8,860,495  Asean Resources Holdings Ltd. ................      1,589,439
      24,921,000  CDL Hotels International Ltd. ................      9,246,438
         504,000  Grand Hotel Holdings Ltd. ....................        104,069
       2,666,000  Harbour Ring International Holdings ..........        101,497
         700,000  Jardine International Motor Holdings Ltd. ....        440,396
       7,687,000  Jardine Strategic Holdings Ltd. ..............     21,062,380
      18,004,828  Semi-Tech (Global) Ltd. ......................      1,928,583
      10,601,000  Sing Tao Holdings ............................      1,983,746
       1,758,000  South China Morning Post (Holdings) Ltd. .....      1,179,759
       1,687,500  Swire Pacific Ltd., Class A ..................      8,928,917
      15,986,000  Swire Pacific Ltd., Class B ..................     15,369,765
       3,026,500  Wing Hang Bank Ltd. ..........................      8,983,378
                                                                 --------------
                                                                     70,918,367
                                                                 --------------
                  IRELAND--0.4%
       2,698,121  Crean (James) PLC ............................      5,605,583
       1,105,000  Unidare PLC ..................................      4,051,296
                                                                 --------------
                                                                      9,656,879
                                                                 --------------
                  ITALY--4.8%
       1,782,500  Arnoldo Mondadori Editore SPA ................     20,519,392
         150,000  Banca Popolare di Novara+ ....................      1,578,731
       1,682,500  Banca Toscana ................................      7,738,070
         741,850  Banco di Sardegna Risp .......................     15,331,092
         472,500  Bassetti SPA .................................      4,791,695
       1,530,230  Cartiere Burgo Ord ...........................     13,588,996
         447,000  Cementerie di Augusta ........................      1,247,214
         323,000  Cementerie di Barletta Ord ...................      2,379,674
       1,156,450  Cristalleria Artistica .......................      5,895,565
         209,100  Ericsson Italia ..............................     14,385,117
         265,000  IMI SPA ......................................      4,299,849
         494,862  Industrie Zignago ............................      5,913,659
       1,234,000  Maffei SPA ...................................      2,827,529
         237,000  Marangoni SPA ................................        948,390
       8,072,735  Montefibre SPA ...............................      9,049,606
       1,864,000  Tecnost SPA ..................................      6,028,560
         845,000  Vianini Industria SPA ........................        921,776
         493,000  Zucchi .......................................      5,053,638
                                                                 --------------
                                                                    122,498,553
                                                                 --------------
                  JAPAN--14.1%
         219,000  Agro-Kanesho Company Ltd. ....................      1,511,194
         735,000  Aichi Electric Manufacturing .................      1,929,496
           6,000  Aiful Corporation ............................        378,024
         627,000  Amada Sonoike Company Ltd. ...................      1,693,006
          78,000  Amatsuji Steel Ball Manufacturing Company ....        625,989
         228,000  Belluna Company Ltd. .........................      1,607,500
         484,000  Bunka Shutter Company Ltd. ...................      1,441,200
          46,000  CCI Corporation ..............................        316,040
          36,000  Charle Company ...............................        299,719
         555,500  Chiyoda Company ..............................      3,870,688
         773,740  Chofu Seisakusho Company .....................     10,446,143
         156,800  Credia Company Ltd. ..........................      2,175,736
         347,000  Daido Metal Company ..........................      1,067,092
         763,000  Daiichi Cement Company Ltd. ..................      1,144,572
       1,202,000  Danto Corporation ............................      8,195,147
         516,000  Denkyosha ....................................      2,411,161
         189,000  Denyo Company Ltd. ...........................        963,960
       1,765,000  Dowa Fire & Marine Insurance Company .........      5,679,242
         453,500  Exedy Corporation ............................      2,727,973
         500,000  Fidelity Japanese Values Trust ...............        230,175
           2,100  Fidelity Japan OTC & Regional Market Fund Ltd.          9,660
         906,000  Fuji Coca-Cola Bottling Company ..............      8,290,418
         618,000  Fuji Photo Film Ltd. .........................     22,991,037
         332,000  Fujicco Company Ltd. .........................      3,735,233
       2,380,000  Fujisawa Pharmaceutical Company ..............     21,242,828
       1,264,000  Fujitec Company Ltd. .........................      8,276,557
         569,000  Fukuda Denshi ................................      6,871,104
       1,293,000  Gakken Company Ltd. ..........................      2,754,262
       2,290,000  Hitachi Koki .................................      9,790,362
         569,000  Hitachi Medical Corporation ..................      6,060,229
           4,000  Idec Izumi Corporation .......................         23,251
          24,000  Inaba Denkisangyo Company Ltd. ...............        243,015
         395,000  Kansai Paint Company Ltd. ....................      1,007,313
         224,000  Katsuragawa Electric Company .................        898,856
         218,000  Kawagishi Bridge Works .......................        604,988
           3,000  Kinki Coca-Cola Bottling Company .............         33,977
         155,100  Kita Kyushu Coca-Cola Bottling ...............      3,047,905
         680,000  Koa Fire & Marine Insurance Company ..........      2,896,981
       1,512,000  Koito Manufacturing ..........................      6,237,390
         313,000  Kokura Enterprises Company ...................      2,063,581
         215,000  Koyosha Inc. .................................      1,112,694
         665,000  Mandom Corporation ...........................      5,237,202
       1,941,000  Matsushita Electric Industrial Company .......     31,154,997
         111,000  Matsumoto Yushi-Seiyaku Company ..............      2,106,357
         250,000  Meito Sangyo Company .........................      2,212,638
       2,911,000  Mitsubishi Electric Corporation ..............      7,641,853
         204,000  Mitsubishi Pencil Company Ltd. ...............      1,866,717
         424,000  Morito .......................................      2,289,743
         385,000  Nankai Plywood Company Ltd. ..................      1,501,594
       1,023,000  Nippon Cable System ..........................      6,905,682
         934,000  Nippon Konpo Unyu Soko .......................      5,709,432
          56,000  Nippon Typewriter Company Ltd. ...............        175,151
       1,016,400  Nissan Fire & Marine Insurance Company .......      3,887,973
         674,000  Nisshinbo Industries .........................      3,392,117
           6,000  Nissho Electronics Corporation ...............         39,737
         138,200  Nissin Company Ltd. ..........................      2,850,553
         409,000  Nittetsu Mining ..............................      1,656,554
         524,000  Nitto FC Co. .................................      3,183,499
         516,000  Oak ..........................................      1,141,721
         323,000  Osaka Securities Finance .....................        649,271
         179,400  Osaka Steel Company Ltd. .....................        928,453
         195,503  Prospect Japan Fund Ltd. .....................        842,618
         845,000  Riken Vitamin ................................      5,862,554
         452,000  Sangetsu Company Ltd. ........................      5,932,871
         160,000  Sanko Sangyo .................................      1,218,076
         504,000  Sankyo Company Ltd. ..........................     13,986,874
         339,660  Sanyo Shinpan Finance Company Ltd. ...........     13,502,329
          23,000  Shaddy Company Ltd. ..........................        134,558
         674,200  Shikoku Coca-Cola Bottling ...................      6,776,133
       1,470,000  Shin Nikkei Company Ltd.+ ....................      1,554,622
          34,300  Shinki Company Ltd. ..........................        504,242
         452,000  SK Kaken Co., Ltd. ...........................      5,153,122
         592,000  Sonton Food Industry .........................      5,683,555
         317,000  Sotoh Company Ltd. ...........................      2,163,660
         507,000  Suzuki Motor Corporation .....................      4,753,422
          42,000  Tachi-S ......................................        231,224
         183,000  Taisei Fire & Marine Insurance Company .......        440,600
         546,000  Takeda Chemical Industries ...................     13,882,918
          84,800  Takefuji Corporation .........................      4,007,050
         377,000  Takigami Steel Construction ..................      1,088,655
         229,000  Teikoku Hormone Manufacturing Company ........      1,288,206
         256,000  TENMA Corporation ............................      2,880,180
         139,000  Toa Medical Electronics Company ..............      1,178,099
         246,000  Tomita Electric Company Ltd. .................      1,328,483
         384,000  Torii Company Ltd. ...........................      1,756,910
         799,000  Torishima Pump Manufacturing .................      4,794,300
         150,000  Toso Company Ltd. ............................        731,296
          11,000  Totech Corporation ...........................         41,170
         675,000  Toyo Technical Company Ltd. ..................      3,341,459
         585,500  Tsubaki Nakashima Company Ltd. ...............      2,674,438
         325,600  Tsuchiya Home Company ........................      1,299,225
         695,000  U-Shin .......................................      2,606,413
         136,000  Yomeishu Seizo Company Ltd. ..................        877,255
         270,000  Zojirushi ....................................      2,025,127
                                                                 --------------
                                                                    355,978,586
                                                                 --------------
                  MALAYSIA--0.3%
         610,000  Sapura Telecommunications Berhad .............        262,384
       4,656,000  Star Publications (Malaysia) .................      7,972,603
          65,000  Tractor Malaysia Holdings Berhad+ ............         30,274
                                                                 --------------
                                                                      8,265,261
                                                                 --------------
                  NETHERLANDS--5.0%
         193,400  Akzo NV Ord ..................................     39,234,940
         535,158  European Vinyls Corporation ..................     11,023,350
           7,500  Heineken Holdings NV, Class A ................      1,490,982
         740,124  Holdingmaatschappij De Telegraaf NV+ .........     15,670,753
          30,000  Koninklijke Bols Wessanen NV+ ................        475,677
         828,400  Unilever NV CVA ..............................     55,794,132
         131,250  Wegener NV+ ..................................      2,540,059
                                                                 --------------
                                                                    126,229,893
                                                                 --------------
                  NEW ZEALAND--1.0%
       6,356,600  Air New Zealand Ltd. .........................      8,776,081
       3,388,000  Independent Newspaper ........................     15,155,287
         164,600  Radio Pacific Ltd. ...........................        331,786
                                                                 --------------
                                                                     24,263,154
                                                                 --------------
                  NORWAY--0.2%
         232,300  Schibsted ....................................      4,107,143
                                                                 --------------
                  SINGAPORE--1.3%
           5,000  CarnaudMetalbox Asia Ltd.+ ...................          5,262
       2,716,500  Cycle & Carriage Ltd.+ .......................     12,275,116
       2,929,000  Fraser & Neave Ltd. ..........................     12,419,468
          19,000  Isetan (Singapore) Ltd. ......................         23,522
       3,033,000  Robinson and Company Ord .....................      9,161,894
                                                                 --------------
                                                                     33,885,262
                                                                 --------------
                  SPAIN--1.2%
          79,197  Argentaria ...................................      6,552,079
         133,000  Corporacion Financiera Reunida+ ..............      1,113,024
         151,997  Fabrica Auto Renault de Espana ...............      5,320,161
         199,014  Grupo Anaya SA ...............................      6,585,883
          31,598  Indo Internacional SA ........................      1,807,783
          51,846  Omsa .........................................        529,563
          80,898  Prim SA+ .....................................        556,018
         250,996  Unipapel SA ..................................      8,577,647
                                                                 --------------
                                                                     31,042,158
                                                                 --------------
                  SWEDEN--4.6%
         148,685  BRIO AB, Class B .............................      1,096,415
          80,600  Invik & Company AB, Class A ..................      4,633,921
          19,179  Kinnevik Investment AB, Class B ..............        447,055
         456,383  Marieberg Tidnings AB, Class A ...............     13,860,901
          19,179  Modern Times Group AB, Class A+ ..............        170,192
          55,200  Nolato AB, Class B ...........................      1,462,617
       2,182,500  Pharmacia & Upjohn Inc. ......................     94,108,549
          69,200  VLT AB, Class B ..............................      1,600,050
                                                                 --------------
                                                                    117,379,700
                                                                 --------------
                  SWITZERLAND--13.6%
          23,990  Attisholz Holding AG+ ........................     11,387,111
              33  Bank of International Settlements America ....        205,101
          36,658  Banque Cantonale Vaudoise+ ...................     15,741,815
          30,260  Compagnie Financiere Richemont AG ............     40,669,377
           2,415  Daetwyler Holding, Bearer ....................      4,591,556
          46,540  Danzas Holding AG, Registered ................     12,052,252
          80,068  Edipresse SA, Bearer .........................     28,188,891
           8,225  Edipresse SA, Registered .....................        576,985
           6,115  Forbo Holding AG .............................      3,371,609
           2,450  Fotolabo SA ..................................        722,809
           2,200  Golay Buchel Holding, Bearer .................      2,091,392
          12,150  Helvetia Patria Holding ......................     14,178,850
          23,575  Liechtenstein Global Trust ...................     21,298,335
          29,327  Loeb Holding PC ..............................      4,705,817
          57,089  Nestle SA, Registered ........................    109,027,901
           6,698  Novartis, AG, Bearer .........................     11,900,334
          10,329  Novartis, AG, Registered .....................     18,270,269
           1,180  Sarna Kunsstoff Holding AG, Registered .......      1,790,926
           6,783  Sig Schweiz Industrie, Registered ............     10,583,846
           9,035  Swissair AG, Registered+ .....................     12,610,972
             200  UMS Schweizzerische Metalwerke ...............         17,439
           3,355  Vetropack Holding AG PC ......................        624,677
          17,695  Zehnder Holding, Bearer ......................      9,106,782
          11,224  Zschokke Holding AG, Registered+ .............      2,759,457
           7,340  Zuercher Ziegeleien ..........................      6,255,819
                                                                 --------------
                                                                    342,730,322
                                                                 --------------
                  THAILAND--0.0%++
         132,300  S & J Enterprises ............................         55,475
                                                                 --------------
                  UNITED KINGDOM--10.3%
      19,855,350  Aggregate Industries PLC .....................     20,856,739
         515,000  Arjo Wiggins Appleton PLC ....................      1,702,666
       2,117,400  Bernard Matthews PLC .........................      3,243,240
         455,000  British Mohair Holdings PLC ..................        658,844
       5,190,000  British Steel Ord ............................     12,337,036
       8,514,000  BTR PLC ......................................     27,934,754
       3,529,666  Carclo Engineering Group PLC .................     10,310,606
       2,103,400  Concentric PLC ...............................      4,119,674
       1,470,000  Courtaulos Textiles Ord ......................      8,674,243
         766,369  Diageo PLC ...................................      9,018,792
       4,222,839  Dowding & Mills PLC ..........................      4,948,319
       1,408,668  Dyson (J&J) PLC, Class A, Non-voting .........      2,747,196
          50,860  EIS Group PLC ................................        241,371
       1,741,019  Elementis PLC ................................      4,036,532
         803,000  Folkes Group PLC .............................        873,744
         427,800  Glaxo Wellcome PLC Units, ADR ................     23,154,675
       1,668,000  Glynwed International PLC ....................      7,902,011
         850,479  Hardys & Hansons PLC .........................      3,367,052
         515,000  Intercare Group PLC ..........................        706,930
         350,000  Johnston Group PLC ...........................      1,625,871
       4,545,154  McAlpine (Alfred) PLC ........................     13,010,676
       1,553,545  Molins PLC ...................................      7,190,749
          13,012  Nycomed, ASA, ADR, Class B ...................        468,432
         258,011  Nycomed, Class A .............................      9,648,872
         543,641  Nycomed, Class B .............................     19,566,169
         584,000  Partridge Fine Art Ord .......................        777,204
      12,093,000  Pilkington PLC ...............................     24,697,274
       3,493,490  Sherwood Group PLC ...........................      2,397,720
         369,200  SmithKline Beecham, PLC Units, ADR ...........     23,098,075
         779,500  Swan Hill Group PLC ..........................      1,109,150
         175,000  Thistle Hotels PLC ...........................        517,056
         600,000  Union PLC+ ...................................        688,014
       1,495,000  Watmoughs Holdings PLC .......................      8,346,265
                                                                 --------------
                                                                    259,975,951
                                                                 --------------
                  UNITED STATES--14.1%
         221,000  American Express Company .....................     20,290,563
          75,700  American National Insurance Company ..........      7,442,256
         257,400  Chase Manhattan Corporation ..................     34,716,825
          81,500  Coca-Cola Bottling Company ...................      4,709,172
         232,200  Comerica, Inc. ...............................     24,569,663
         313,000  Darden Restaurants Inc. ......................      4,871,063
         230,400  Federal Home Loan Mortgage Corporation .......     10,929,600
         240,000  Fingerhut Companies, Inc. ....................      6,225,000
         205,616  First Chicago Corporation ....................     18,119,910
          35,000  GATX Corporation .............................      2,730,000
          31,590  Great Atlantic & Pacific Tea Company .........        955,598
         200,000  Harland (John H.) Company ....................      3,112,500
         129,462  Hasbro Inc. ..................................      4,571,627
          65,700  Household International Inc. .................      9,050,175
         125,000  Kmart Stores+ ................................      2,085,938
         505,400  Lehman Brothers Holdings Inc. ................     37,841,825
         383,800  McDonald's Corporation .......................     23,028,000
          73,125  Mercantile Bancorporation, Inc. ..............      4,008,164
         150,000  NAC Re Corporation ...........................      7,865,625
         319,600  Philip Morris Companies Inc. .................     13,323,325
         460,000  PNC Bank Corporation .........................     27,571,250
         298,000  Popular, Inc. ................................     17,488,875
         169,000  Ryland Group Inc. ............................      4,668,624
         118,400  Standard Motor Products, Inc. ................      2,271,800
         185,000  Sun Healthcare Group Inc.+ ...................      3,445,625
         160,000  Syms Corporation+ ............................      2,260,000
         294,600  Transatlantic Holdings Inc. ..................     22,279,125
          20,000  Tremont Corporation+ .........................      1,162,500
         551,000  UST Inc. .....................................     17,769,750
          52,500  Wells Fargo & Company ........................     17,390,625
                                                                 --------------
                                                                    356,755,003
                                                                 --------------
                  TOTAL COMMON STOCKS
                  (COST $1,657,704,061) ........................  2,161,176,332
                                                                 --------------
                  PREFERRED STOCK--0.6% (COST $14,666,725)
         113,662  Villeroy & Boch AG ...........................     16,397,544
                                                                 --------------
                  COMMON STOCK WARRANTS--0.0% (COST $748)++
         206,795  Semi-Tech (Global) Ltd., Expires 7/31/98+ ....            267
                                                                 --------------

         FACE
        VALUE
        -----

                        CONVERTIBLE CORPORATE BONDS--0.0%
                        (COST $104,110)++
JPY    9,000,000  Shikoku Coca-Cola Bottling, 2.400%
                  due 3/29/02 ..................................         72,837
                                                                 --------------
                  COMMERCIAL PAPER--5.2%
    $ 20,000,000  Ford Motor Company, 6.000% due 4/1/98 ........     20,000,000
     112,066,000  General Electric Capital Corporation,
                  6.120% due 4/1/98 ............................    112,066,000
                                                                 --------------
                  TOTAL COMMERCIAL PAPER
                  (COST $132,066,000) ..........................    132,066,000
                                                                 --------------
                  U.S. TREASURY BILL--0.5% (COST $12,576,249)
       3,000,000  5.576%** due 7/23/98 .........................      2,950,916
      10,000,000  5.111%** due 1/7/99 ..........................      9,625,333
                                                                 --------------
                                                                     12,576,249
                                                                 --------------

                                                                     MARKET
         FACE                                                        VALUE
        VALUE                                                       (NOTE 1)
        -----                                                       --------
                  REPURCHASE AGREEMENT--4.7%
                  (COST $120,000,000)
    $120,000,000  Agreement with UBS Securities, Inc., 5.930%
                  dated 3/31/98, to be repurchased at
                  $120,019,767 on 4/1/98, collateralized by
                  $96,095,000 U.S. Treasury Bonds, 10.000% due
                  5/15/10 (market value $122,160,769) .......... $  120,000,000
                                                                 --------------
TOTAL INVESTMENTS (COST $1,937,117,893*) ................  96.6%  2,442,289,229
OTHER ASSETS AND LIABILITIES (NET) ......................   3.4      85,651,513
                                                          -----  --------------
NET ASSETS .............................................. 100.0% $2,527,940,742
                                                          =====  ==============
------------

 * Aggregate cost for Federal tax         Abbreviations:
   purposes was $1,939,533,007.           ADR--American Depository Receipt
** Rate represents annualized yield       JPY--Japanese Yen
   at date of purchase.                   Ord--Ordinary Share
 + Non-income producing security.
++ Amount represents less than 0.1%
   of net assets.

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND
----------------------------------------------------------------------------
Portfolio of Investments
----------------------------------------------------------------------------

March 31, 1998

                                             PERCENTAGE OF     MARKET VALUE
SECTOR DIVERSIFICATION                        NET ASSETS         (NOTE 1)
----------------------                       -------------     -------------
COMMON STOCKS:
Food and Beverages ......................        10.4%        $  262,763,666
Pharmaceuticals .........................         9.9            250,616,201
Banking .................................         9.8            246,586,145
Financial Services ......................         6.9            173,552,966
Printing and Publishing .................         5.9            149,005,983
Manufacturing ...........................         4.2            106,319,730
Chemicals ...............................         3.0             75,298,600
Retail ..................................         2.8             70,651,377
Machinery ...............................         2.8             70,568,492
Insurance ...............................         2.6             64,854,096
Transportation ..........................         2.5             63,447,419
Consumer Non-Durables ...................         2.4             61,031,334
Autos ...................................         2.3             58,458,459
Tobacco .................................         2.3             58,439,127
Consumer Durables .......................         2.2             56,187,902
Engineering and Construction ............         1.9             46,988,631
Holdings ................................         1.4             36,512,083
Forest Products .........................         1.4             35,256,420
Electronics .............................         1.4             34,591,959
Textiles ................................         1.3             32,918,658
Glass Products ..........................         1.2             31,217,516
Building Materials ......................         1.1             29,058,882
Restaurants .............................         1.1             27,899,063
Mining and Metal Fabrication ............         0.9             23,453,448
Leisure .................................         0.6             15,120,046
Telecommunications ......................         0.6             14,647,501
Real Estate .............................         0.5             13,733,993
Construction Materials ..................         0.5             11,418,354
Wholesale ...............................         0.4             10,768,333
Health Care .............................         0.3              7,868,012
Other ...................................         1.0             21,941,936
                                                -----         --------------
TOTAL COMMON STOCKS .....................        85.6          2,161,176,332
                                                -----         --------------
PREFERRED STOCK .........................         0.6             16,397,544
COMMON STOCK WARRANTS ...................         0.0++                  267
CONVERTIBLE CORPORATE BONDS .............         0.0++               72,837
COMMERCIAL PAPER ........................         5.2            132,066,000
U.S. TREASURY BILL ......................         0.5             12,576,249
REPURCHASE AGREEMENT ....................         4.7            120,000,000
OTHER ASSETS AND LIABILITIES (NET) ......         3.4             85,651,513
                                                -----         --------------
NET ASSETS ..............................       100.0%        $2,527,940,742
                                                =====         ==============
----------
++ Amount represents less than 0.1% of net assets.

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND
-------------------------------------------------------------------------------
Schedule of Forward Exchange Contracts
-------------------------------------------------------------------------------

March 31, 1998

                                                  CONTRACT        MARKET
                                                    VALUE         VALUE
      CONTRACTS                                     DATE         (NOTE 1)
      ---------                                    -------      ---------
FORWARD EXCHANGE CONTRACTS TO BUY
     1,761,890  Canadian Dollar ...............    6/15/98  $     1,244,279
     1,320,315  Great Britain Pound Sterling ..     4/1/98        2,210,206
     2,071,112  Great Britain Pound Sterling ..     4/2/98        3,467,050
       314,848  Great Britain Pound Sterling ..     4/6/98          527,076
       110,939  Great Britain Pound Sterling ..     4/7/98          185,722
    10,201,133  Hong Kong Dollar ..............     4/1/98        1,316,496
     3,966,766  Hong Kong Dollar ..............     4/2/98          511,927
     1,500,000  Irish Pound ...................    4/30/98        2,037,421
   205,219,042  Japanese Yen ..................     4/1/98        1,539,239
    45,441,635  Japanese Yen ..................     4/2/98          340,841
   128,575,851  Japanese Yen ..................     4/3/98          964,439
    49,626,000  Japanese Yen ..................    4/16/98          373,082
     2,816,550  Netherlands Guilder ...........    4/30/98        1,351,859
     3,637,951  New Zealand Dollar ............    5/29/98        2,052,244
    70,495,000  Norwegian Krone ...............    7/15/98        9,277,433
    18,201,250  Norwegian Krone ...............    9/15/98        2,401,549
    11,203,500  Norwegian Krone ...............    9/30/98        1,479,112
   114,960,000  Spanish Peseta ................    4/30/98          732,229
   567,440,000  Spanish Peseta ................    5/29/98        3,617,932
       200,268  Swiss Franc ...................     4/1/98          131,298
                                                             --------------
TOTAL FORWARD EXCHANGE CONTRACTS TO BUY
(CONTRACT AMOUNT $37,180,505) .................              $   35,761,434
                                                             ==============

FORWARD EXCHANGE CONTRACTS TO SELL
       150,871  Australian Dollar .............   12/24/98   $      (98,323)
    34,122,000  Belgian Franc .................     4/6/98         (893,763)
    27,656,000  Belgian Franc .................    5/15/98         (726,154)
    44,070,000  Belgian Franc .................    6/15/98       (1,159,034)
    34,675,000  Belgian Franc .................    7/15/98         (913,424)
    29,690,500  Belgian Franc .................   12/15/98         (788,409)
    36,860,000  Belgian Franc .................     3/5/99         (982,661)
     9,608,900  Canadian Dollar ...............    5/15/98       (6,781,224)
     9,510,900  Canadian Dollar ...............    5/22/98       (6,713,129)
     1,761,890  Canadian Dollar ...............    6/15/98       (1,244,279)
     1,352,600  Canadian Dollar ...............    7/15/98         (955,865)
     8,750,950  Canadian Dollar ...............    8/28/98       (6,189,911)
     3,408,750  Canadian Dollar ...............    9/30/98       (2,412,741)
       821,100  Canadian Dollar ...............   10/13/98         (581,337)
    10,927,800  Canadian Dollar ...............   11/16/98       (7,742,190)
     7,465,700  Canadian Dollar ...............   11/23/98       (5,290,080)
     5,551,200  Canadian Dollar ...............   12/15/98       (3,935,202)
     2,094,600  Canadian Dollar ...............   12/23/98       (1,485,077)
     2,827,000  Canadian Dollar ...............   12/24/98       (2,004,389)
     4,324,200  Canadian Dollar ...............    2/12/99       (3,068,826)
     1,399,100  Canadian Dollar ...............    3/12/99         (993,679)
     4,198,500  Canadian Dollar ...............    3/29/99       (2,982,076)
     7,844,640  Danish Krona ..................   12/23/98       (1,125,660)
     4,914,500  Finnish Markka ................    4/14/98         (876,026)
    22,459,500  Finnish Markka ................    4/30/98       (4,007,798)
     5,039,000  Finnish Markka ................    5/15/98         (899,955)
    22,344,750  Finnish Markka ................    6/15/98       (3,997,589)
    55,441,100  Finnish Markka ................    7/15/98       (9,935,583)
    25,543,500  Finnish Markka ................    9/15/98       (4,593,330)
    21,202,000  Finnish Markka ................    9/30/98       (3,815,726)
    38,137,400  Finnish Markka ................   10/13/98       (6,868,510)
    33,759,300  Finnish Markka ................   11/16/98       (6,091,339)
    19,084,600  Finnish Markka ................   11/23/98       (3,444,830)
    10,227,800  Finnish Markka ................   12/15/98       (1,848,350)
    36,238,300  Finnish Markka ................   12/23/98       (6,551,744)
    10,502,400  Finnish Markka ................   12/28/98       (1,899,297)
    24,537,150  Finnish Markka ................    1/19/99       (4,442,440)
    16,176,000  Finnish Markka ................    2/12/99       (2,932,239)
    26,931,500  Finnish Markka ................    3/12/99       (4,888,756)
    49,074,300  Finnish Markka ................    3/26/99       (8,914,415)
    21,802,800  Finnish Markka ................    3/29/99       (3,961,165)
        64,556  French Franc ..................     4/1/98          (10,411)
        74,675  French Franc ..................     4/2/98          (12,044)
    18,419,610  French Franc ..................     4/6/98       (2,971,052)
     5,544,500  French Franc ..................    4/14/98         (894,909)
     8,431,500  French Franc ..................     4/3098       (1,362,353)
    36,130,250  French Franc ..................    5/29/98       (5,847,112)
    45,410,400  French Franc ..................    7/15/98       (7,367,872)
    39,662,000  French Franc ..................    8/14/98       (6,445,713)
     8,729,250  French Franc ..................    9/15/98       (1,421,070)
    30,139,000  French Franc ..................    9/30/98       (4,910,334)
    45,982,500  French Franc ..................   10/13/98       (7,496,758)
   186,307,800  French Franc ..................   11/16/98      (30,428,758)
    41,998,360  French Franc ..................   11/23/98       (6,861,875)
    14,159,500  French Franc ..................   12/15/98       (2,316,057)
     5,725,000  French Franc ..................   12/23/98         (936,815)
    23,290,000  French Franc ..................   12/24/98       (3,811,272)
    17,602,500  French Franc ..................     1/4/99       (2,882,171)
   111,536,500  French Franc ..................    1/19/99      (18,276,594)
    41,902,000  French Franc ..................    2/12/99       (6,874,503)
    29,930,000  French Franc ..................     3/5/99       (4,915,538)
    17,856,600  French Franc ..................    3/12/99       (2,933,693)
    30,125,500  French Franc ..................    3/26/99       (4,952,815)
    54,126,000  French Franc ..................    3/29/99       (8,900,082)
         9,463  German Mark ...................     4/2/98           (5,113)
     2,463,000  German Mark ...................    4/14/98       (1,331,857)
     9,189,675  German Mark ...................    4/30/98       (4,974,531)
     3,353,400  German Mark ...................    5/15/98       (1,816,775)
     9,547,380  German Mark ...................    5/29/98       (5,176,280)
     4,927,800  German Mark ...................    6/15/98       (2,674,247)
     8,600,000  German Mark ...................    9/15/98       (4,690,795)
     3,570,600  German Mark ...................    9/30/98       (1,949,121)
     5,451,000  German Mark ...................   10/13/98       (2,977,681)
     5,155,500  German Mark ...................   11/16/98       (2,821,382)
     2,573,850  German Mark ...................   11/23/98       (1,409,080)
     2,736,000  German Mark ...................   12/23/98       (1,500,217)
     6,217,400  German Mark ...................     3/5/99       (3,421,393)
     6,277,600  German Mark ...................    3/29/99       (3,458,580)
     1,554,533  Great Britain Pound Sterling ..    4/14/98       (2,602,923)
     3,707,709  Great Britain Pound Sterling ..    4/30/98       (6,210,339)
     4,028,509  Great Britain Pound Sterling ..    5/15/98       (6,749,369)
     2,771,960  Great Britain Pound Sterling ..    5/29/98       (4,645,126)
     4,014,576  Great Britain Pound Sterling ..    7/15/98       (6,732,850)
    12,905,162  Great Britain Pound Sterling ..    9/15/98      (21,665,825)
     8,561,430  Great Britain Pound Sterling ..    9/30/98      (14,376,876)
     9,483,396  Great Britain Pound Sterling ..   10/13/98      (15,928,281)
     8,191,244  Great Britain Pound Sterling ..   10/29/98      (13,761,339)
     4,117,573  Great Britain Pound Sterling ..   11/16/98       (6,919,395)
     6,268,021  Great Britain Pound Sterling ..   11/23/98      (10,534,205)
     3,027,551  Great Britain Pound Sterling ..   12/23/98       (5,090,374)
     8,622,814  Great Britain Pound Sterling ..   12/24/98      (14,498,191)
     3,042,658  Great Britain Pound Sterling ..     1/4/99       (5,116,609)
     4,022,402  Great Britain Pound Sterling ..    2/12/99       (6,767,527)
    19,880,716  Great Britain Pound Sterling ..    2/26/99      (33,454,181)
     6,180,088  Great Britain Pound Sterling ..    3/12/99      (10,401,229)
    10,805,804  Great Britain Pound Sterling ..    3/26/99      (18,189,354)
    15,177,271  Great Britain Pound Sterling ..    3/29/99      (25,548,982)
     7,763,500  Hong Kong Dollar ..............    4/30/98       (1,001,587)
    69,795,000  Hong Kong Dollar ..............    5/29/98       (8,995,540)
    23,290,500  Hong Kong Dollar ..............    6/15/98       (2,999,753)
    97,411,250  Hong Kong Dollar ..............    7/31/98      (12,514,551)
    68,819,100  Hong Kong Dollar ..............   10/29/98       (8,777,992)
    41,698,400  Hong Kong Dollar ..............   11/16/98       (5,310,537)
    13,370,500  Hong Kong Dollar ..............   11/23/98       (1,701,757)
    41,237,500  Hong Kong Dollar ..............   12/15/98       (5,237,944)
    20,550,000  Hong Kong Dollar ..............     1/4/99       (2,605,157)
   118,093,750  Hong Kong Dollar ..............    3/12/99      (14,862,879)
    23,828,400  Hong Kong Dollar ..............    3/29/99       (2,993,348)
     4,178,183  Irish Punt ....................    4/30/98       (5,675,145)
     2,307,489  Irish Punt ....................    6/15/98       (3,133,945)
       592,632  Irish Punt ....................   12/15/98         (802,029)
       647,757  Irish Punt ....................   12/24/98         (876,397)
       542,495  Irish Punt ....................    1/19/99         (733,522)
       431,096  Irish Punt ....................    2/12/99         (582,544)
    49,850,000  Italian Lira ..................     4/1/98          (27,326)
   332,237,500  Italian Lira ..................     4/2/98         (182,123)
    97,200,000  Italian Lira ..................     4/3/98          (53,282)
 1,709,300,000  Italian Lira ..................    4/14/98         (936,989)
14,500,150,000  Italian Lira ..................    4/30/98       (7,948,968)
 6,894,040,000  Italian Lira ..................    5/15/98       (3,779,840)
 5,050,500,000  Italian Lira ..................    5/29/98       (2,769,627)
13,527,200,000  Italian Lira ..................    6/15/98       (7,420,221)
 2,561,400,000  Italian Lira ..................    7/15/98       (1,405,950)
 5,184,000,000  Italian Lira ..................    9/15/98       (2,851,164)
10,800,000,000  Italian Lira ..................    9/30/98       (5,943,490)
33,352,500,000  Italian Lira ..................   10/29/98      (18,375,726)
 9,133,125,000  Italian Lira ..................   11/16/98       (5,035,894)
23,771,190,000  Italian Lira ..................   11/23/98      (13,111,345)
13,490,800,000  Italian Lira ..................   12/15/98       (7,448,958)
 6,105,750,000  Italian Lira ..................     1/4/99       (3,374,462)
 7,145,400,000  Italian Lira ..................    2/12/99       (3,955,832)
10,662,300,000  Italian Lira ..................     3/5/99       (5,908,665)
44,557,500,000  Italian Lira ..................    3/29/99      (24,719,968)
     2,051,932  Japanese Yen ..................     4/1/98          (15,390)
     1,368,176  Japanese Yen ..................     4/2/98          (10,262)
     1,368,176  Japanese Yen ..................     4/3/98          (10,263)
 2,198,110,000  Japanese Yen ..................     4/6/98      (16,491,946)
 2,902,375,000  Japanese Yen ..................    4/14/98      (21,810,012)
 1,960,488,750  Japanese Yen ..................    4/30/98      (14,772,895)
 2,154,780,000  Japanese Yen ..................    5/15/98      (16,269,420)
 3,037,500,000  Japanese Yen ..................    5/22/98      (22,954,012)
 1,749,760,000  Japanese Yen ..................    6/30/98      (13,292,748)
 2,098,590,000  Japanese Yen ..................    7/31/98      (16,014,060)
 3,742,550,000  Japanese Yen ..................    8/14/98      (28,617,030)
 1,894,820,000  Japanese Yen ..................    9/30/98      (14,589,101)
 1,313,820,000  Japanese Yen ..................   10/13/98      (10,135,499)
 1,060,836,500  Japanese Yen ..................   10/29/98       (8,203,704)
   943,550,000  Japanese Yen ..................   11/16/98       (7,316,786)
   712,350,000  Japanese Yen ..................   12/15/98       (5,548,751)
 2,222,035,000  Japanese Yen ..................   12/24/98      (17,332,552)
 2,849,355,000  Japanese Yen ..................    1/19/99      (22,308,098)
 4,788,000,000  Japanese Yen ..................    2/26/99      (37,685,577)
 7,629,930,000  Japanese Yen ..................     3/5/99      (60,112,319)
   709,890,000  Japanese Yen ..................    3/12/99       (5,598,286)
   367,440,000  Japanese Yen ..................    3/29/99       (2,904,581)
    17,718,750  Malaysian Ringgit .............   12/24/98       (4,688,660)
     4,260,000  Malaysian Ringgit .............    2/12/99       (1,120,598)
    14,262,500  Malaysian Ringgit .............    3/12/99       (3,739,623)
       214,355  Netherlands Guilder ...........     4/3/98         (102,685)
     5,578,200  Netherlands Guilder ...........     4/6/98       (2,672,482)
     2,816,550  Netherlands Guilder ...........    4/30/98       (1,351,859)
    12,241,400  Netherlands Guilder ...........    5/15/98       (5,880,768)
    11,118,000  Netherlands Guilder ...........    5/29/98       (5,345,287)
     7,399,600  Netherlands Guilder ...........    6/15/98       (3,561,118)
     1,888,300  Netherlands Guilder ...........    7/15/98         (910,351)
    28,109,700  Netherlands Guilder ...........    8/28/98      (13,585,984)
     5,823,600  Netherlands Guilder ...........   10/29/98       (2,824,380)
    19,233,000  Netherlands Guilder ...........   11/16/98       (9,336,915)
     7,729,200  Netherlands Guilder ...........   11/23/98       (3,753,659)
    17,159,400  Netherlands Guilder ...........   12/15/98       (8,343,195)
     5,591,490  Netherlands Guilder ...........   12/23/98       (2,719,828)
    16,064,000  Netherlands Guilder ...........    2/12/99       (7,833,824)
     8,012,000  Netherlands Guilder ...........    2/26/99       (3,909,799)
     6,007,800  Netherlands Guilder ...........     3/5/99       (2,932,744)
     6,030,300  Netherlands Guilder ...........    3/12/99       (2,944,705)
     6,073,800  Netherlands Guilder ...........    3/26/99       (2,967,896)
     1,457,938  New Zealand Dollar ............    4/14/98         (809,162)
     3,637,951  New Zealand Dollar ............    5/29/98       (2,052,244)
     3,021,604  New Zealand Dollar ............    8/28/98       (1,750,944)
       785,793  New Zealand Dollar ............    9/30/98         (459,075)
     1,617,599  New Zealand Dollar ............   11/16/98         (955,697)
     7,104,515  New Zealand Dollar ............   11/23/98       (4,204,007)
     1,631,854  New Zealand Dollar ............   12/15/98         (970,220)
    10,680,250  New Zealand Dollar ............   12/23/98       (6,360,491)
     3,516,174  New Zealand Dollar ............    3/12/99       (2,126,090)
    12,435,601  New Zealand Dollar ............    3/26/99       (7,537,267)
    70,495,000  Norwegian Krone ...............    7/15/98       (9,277,433)
    18,201,250  Norwegian Krone ...............    9/15/98       (2,401,549)
    11,203,500  Norwegian Krone ...............    9/30/98       (1,479,112)
    20,896,500  Norwegian Krone ...............   11/16/98       (2,763,578)
    10,506,000  Norwegian Krone ...............   12/23/98       (1,391,183)
     1,413,000  Singapore Dollar ..............    4/14/98         (874,300)
     1,412,900  Singapore Dollar ..............    4/30/98         (872,969)
     2,840,400  Singapore Dollar ..............    5/15/98       (1,754,348)
     1,404,500  Singapore Dollar ..............    6/15/98         (867,313)
     2,101,950  Singapore Dollar ..............    8/14/98       (1,297,191)
       726,250  Singapore Dollar ..............    9/30/98         (448,147)
     4,501,500  Singapore Dollar ..............   10/13/98       (2,777,306)
     1,514,400  Singapore Dollar ..............   10/29/98         (934,175)
     3,183,000  Singapore Dollar ..............   12/15/98       (1,962,571)
     8,740,000  Singapore Dollar ..............   12/24/98       (5,388,496)
     4,273,750  Singapore Dollar ..............     1/4/99       (2,634,382)
     2,772,000  Singapore Dollar ..............    1/19/99       (1,708,156)
     8,662,500  Singapore Dollar ..............    2/26/99       (5,333,562)
     6,788,000  Singapore Dollar ..............    3/12/99       (4,178,084)
     4,990,500  Singapore Dollar ..............    3/26/99       (3,070,699)
   571,600,000  Spanish Peseta ................    4/14/98       (3,639,384)
   114,960,000  Spanish Peseta ................    4/30/98         (732,229)
   144,420,000  Spanish Peseta ................    5/14/98         (920,302)
   567,440,000  Spanish Peseta ................    5/29/98       (3,617,932)
   568,680,000  Spanish Peseta ................    6/15/98       (3,628,140)
   289,040,000  Spanish Peseta ................    7/15/98       (1,846,308)
   370,075,000  Spanish Peseta ................    8/28/98       (2,368,750)
   440,730,000  Spanish Peseta ................   11/16/98       (2,832,115)
   431,692,500  Spanish Peseta ................   12/15/98       (2,778,074)
   218,340,000  Spanish Peseta ................   12/23/98       (1,405,661)
   297,080,000  Spanish Peseta ................   12/24/98       (1,912,684)
   151,370,000  Spanish Peseta ................    3/12/99         (978,240)
   303,620,000  Spanish Peseta ................    3/12/99       (1,962,166)
   764,350,000  Spanish Peseta ................    3/29/99       (4,943,757)
    75,152,000  Swedish Krona .................    4/14/98       (9,396,789)
    23,018,400  Swedish Krona .................    5/15/98       (2,881,201)
    48,906,000  Swedish Krona .................    5/29/98       (6,123,919)
    18,871,250  Swedish Krona .................    6/15/98       (2,364,159)
    26,754,700  Swedish Krona .................    8/28/98       (3,359,209)
    39,267,500  Swedish Krona .................    9/30/98       (4,935,209)
    39,676,000  Swedish Krona .................   10/13/98       (4,988,289)
    22,499,700  Swedish Krona .................   10/29/98       (2,829,979)
    33,651,000  Swedish Krona .................   11/16/98       (4,234,528)
    14,961,800  Swedish Krona .................   12/15/98       (1,884,096)
    34,151,850  Swedish Krona .................   12/23/98       (4,301,474)
    27,328,000  Swedish Krona .................     1/4/99       (3,443,071)
    60,187,500  Swedish Krona .................    2/26/99       (7,593,546)
     9,634,800  Swedish Krona .................    3/12/99       (1,216,007)
    23,798,400  Swedish Krona .................    3/26/99       (3,004,659)
    31,452,000  Swedish Krona .................    3/29/99       (3,971,298)
     5,595,200  Swiss Franc ...................     4/6/98       (3,669,207)
     7,682,400  Swiss Franc ...................    4/14/98       (5,044,540)
     6,302,475  Swiss Franc ...................    4/30/98       (4,147,388)
    14,063,000  Swiss Franc ...................    5/15/98       (9,269,965)
    22,743,600  Swiss Franc ...................    5/22/98      (15,003,285)
    24,949,100  Swiss Franc ...................    6/30/98      (16,530,509)
    10,988,800  Swiss Franc ...................    7/31/98       (7,306,815)
     9,586,500  Swiss Franc ...................    8/14/98       (6,384,603)
    13,213,550  Swiss Franc ...................    8/28/98       (8,814,287)
    14,477,000  Swiss Franc ...................    9/30/98       (9,693,396)
    10,845,200  Swiss Franc ...................   10/29/98       (7,285,557)
    10,772,800  Swiss Franc ...................   12/15/98       (7,275,350)
    20,304,750  Swiss Franc ...................   12/23/98      (13,725,018)
    15,163,500  Swiss Franc ...................   12/24/98      (10,250,928)
    34,782,500  Swiss Franc ...................     1/4/99      (23,542,108)
    10,076,500  Swiss Franc ...................    1/19/99       (6,831,187)
    23,953,000  Swiss Franc ...................    2/12/99      (16,280,216)
    25,203,600  Swiss Franc ...................     3/5/99      (17,168,325)
    33,720,750  Swiss Franc ...................    3/12/99      (22,987,011)
    42,810,000  Swiss Franc ...................    3/26/99      (29,225,833)
    45,894,400  Swiss Franc ...................    3/29/99      (31,342,297)
                                                            ---------------

TOTAL FORWARD EXCHANGE CONTRACTS TO SELL

(CONTRACT AMOUNT $1,695,933,714) ..............             $(1,616,351,213)
                                                            ===============

TWEEDY, BROWNE GLOBAL VALUE FUND
-------------------------------------------------------------------------------
 Statement of Assets and Liabilities
-------------------------------------------------------------------------------

March 31, 1998

ASSETS
    Investments, at value (Cost $1,937,117,893) (Note 1)
        See accompanying schedule ........................                       $2,442,289,229
    Cash and foreign currency (Cost $2,394,804) ..........                            2,299,242
    Net unrealized appreciation of forward exchange
      contracts
      (Note 1) ...........................................                           78,163,430
    Receivable for Fund shares sold ......................                           13,425,129
    Dividends and interest receivable ....................                            6,961,742
    Receivable for investment securities sold ............                            3,628,410
    Unamortized organization costs (Note 5) ..............                                3,785
    Prepaid expenses .....................................                                7,771
                                                                                 --------------
        TOTAL ASSETS .....................................                        2,546,778,738
                                                                                 --------------

LIABILITIES
    Payable for investment securities purchased ..........      $14,823,097
    Payable for Fund shares redeemed .....................        1,521,566
    Investment advisory fee payable (Note 2) .............        1,648,779
    Transfer agent fees payable (Note 2) .................          141,483
    Custodian fees payable (Note 2) ......................          154,439
    Accrued expenses and other payables ..................          548,632
                                                                -----------
        TOTAL LIABILITIES ................................                           18,837,996
                                                                                   ------------
NET ASSETS ...............................................                       $2,527,940,742
                                                                                 ==============
NET ASSETS CONSIST OF
    Undistributed net investment income ..................                       $   16,475,676
    Accumulated net realized gain on securities, forward
      exchange contracts and foreign currencies ..........                           61,515,113
    Net unrealized appreciation of securities, forward
      exchange contracts, foreign currencies and net
      other assets .......................................                          583,195,359
    Par value ............................................                               13,320
    Paid-in capital in excess of par value ...............                        1,866,741,274
                                                                                   ------------
        TOTAL NET ASSETS .................................                       $2,527,940,742
                                                                                 ==============
NET ASSET VALUE, offering and redemption price per share
    ($2,527,940,742 / 133,197,435 shares of common stock
    outstanding) .........................................                               $18.98
                                                                                         ======

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND
-------------------------------------------------------------------------------
Statement of Operations
-------------------------------------------------------------------------------

For the Year Ended March 31, 1998

INVESTMENT INCOME
    Dividends (net of foreign withholding taxes of $5,085,836) ..............     $  38,322,693
    Interest (net of foreign withholding taxes of $92) ......................         8,593,019
                                                                                   ------------
        TOTAL INVESTMENT INCOME .............................................        46,915,712
                                                                                   ------------
EXPENSES
    Investment advisory fee (Note 2) ......................      $23,717,001
    Administration fee (Note 2) ...........................          820,141
    Custodian fees (Note 2) ...............................          830,400
    Transfer agent fees (Note 2) ..........................          556,099
    Legal and audit fees ..................................           92,767
    Amortization of organization costs (Note 5) ...........           22,286
    Directors' fees and expenses (Note 2) .................           24,878
    Other .................................................        1,018,098
    Waiver of fees by administrator (Note 2) ..............          (86,035)
                                                                 -----------
        TOTAL EXPENSES ......................................................        26,995,635
                                                                                   ------------
NET INVESTMENT INCOME .......................................................        19,920,077
                                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
(Notes 1 and 3):
    Net realized gain (loss) on:
      Securities ............................................................        85,939,033
      Forward exchange contracts ............................................        97,491,059
      Foreign currencies and net other assets ...............................          (462,935)
                                                                                   ------------
    Net realized gain on investments during the year ........................       182,967,157
                                                                                   ------------
    Net change in unrealized appreciation of:
      Securities ............................................................       340,589,403
      Forward exchange contracts ............................................        15,699,783
      Foreign currencies and net other assets ...............................           144,365
                                                                                   ------------
    Net unrealized appreciation on investments during the year ..............       356,433,551
                                                                                   ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS .............................       539,400,708
                                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $559,320,785
                                                                                   ============

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND
-------------------------------------------------------------------------------
Statements of Changes in Net Assets
-------------------------------------------------------------------------------

                                                                YEAR                 YEAR
                                                                ENDED                ENDED
                                                               3/31/98              3/31/97
                                                           --------------       --------------
Net investment income ...............................      $   19,920,077       $    8,308,612
Net realized gain on securities, forward exchange
  contracts and currency transactions during the year         182,967,157          120,005,899
Net unrealized appreciation of securities,
  forward exchange contracts, foreign currencies and
  net other assets during the year ..................         356,433,551           54,898,049
                                                           --------------       --------------
Net increase in net assets resulting from operations          559,320,785          183,212,560
DISTRIBUTIONS:
  Dividends to shareholders from net investment
    income ..........................................         (87,707,202)         (14,614,831)
  Dividends in excess of net investment income ......          (8,964,368)         (28,673,453)
  Distributions to shareholders from net realized
    gain on investments .............................         (54,368,991)         (44,555,478)
Net increase in net assets from Fund share
  transactions (Note 4) .............................         678,450,026          394,930,728
                                                           --------------       --------------
Net increase in net assets ..........................       1,086,730,250          490,299,526
NET ASSETS
Beginning of year ...................................       1,441,210,492          950,910,966
                                                           --------------       --------------
End of year (including undistributed net investment
  income of $16,475,676 and $11,956,516,
  respectively) .....................................      $2,527,940,742       $1,441,210,492
                                                           ==============       ==============

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND
-------------------------------------------------------------------------------
Financial Highlights
-------------------------------------------------------------------------------
For a Fund share outstanding throughout each period.

                                   YEAR                 YEAR                 YEAR              YEAR               YEAR
                                  ENDED                 ENDED                ENDED             ENDED              ENDED
                                 3/31/98               3/31/97             3/31/96(a)         3/31/95          3/31/94(a)(b)
                                ----------            ----------           --------           --------           --------
Net asset value, beginning
  of year ................        $  15.46              $  14.28           $  11.52           $  12.26           $  10.00
                                ----------            ----------           --------           --------           --------
Income from investment
  operations:
Net investment income
  (loss)(c) ..............            0.26                  0.12               0.15               0.10              (0.00)(d)
Net realized and
  unrealized gain (loss)
  on investments .........            4.62                  2.18               2.81              (0.68)              2.26
                                ----------            ----------           --------           --------           --------
    Total from investment
      operations .........            4.88                  2.30               2.96              (0.58)              2.26
                                ----------            ----------           --------           --------           --------
DISTRIBUTIONS:
  Dividends from net
    investment income ....           (0.79)                (0.19)           --                 --                  --
  Dividends in excess of
    net investment income            (0.08)                (0.36)           --                 --                  --
  Distributions from net
    realized gains .......           (0.49)                (0.57)             (0.05)             (0.06)            --
  Distributions in excess
    of net realized gains         --                    --                    (0.15)             (0.10)            --
                                ----------            ----------           --------           --------           --------
    Total distributions ..           (1.36)                (1.12)             (0.20)             (0.16)            --
                                ----------            ----------           --------           --------           --------
Net asset value, end of
  period..................      $    18.98            $    15.46           $  14.28           $  11.52           $  12.26
                                ==========            ==========           ========           ========           ========
Total return(e) ..........           33.09%                16.66%             25.88%            (4.74)%             22.60%
                                ==========            ==========           ========           ========           ========
Ratios/Supplemental Data:
Net assets, end of year
  (in 000's) .............      $2,527,941            $1,441,210           $950,911           $655,035           $297,434
Ratio of operating
  expenses to average net
  assets(f) ..............            1.42%                 1.58%              1.60 %             1.65%              1.73%(g)
Ratio of net investment
  income (loss) to average
  net assets .............            1.05%                 0.73%              1.15 %             1.08%            (0.00)%(g)(h)
Portfolio turnover rate ..              16%                   20%                17 %               16%                14%
Average commission rate
  (per share of
  security)(i) ...........      $   0.0142            $   0.0249           $ 0.0206                N/A                N/A
------------
(a) Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with results of operations.
(b) The Fund commenced operations on June 15, 1993.
(c) Net investment income (loss) for a Fund share outstanding, before the waiver of fees by the administrator and/or investment adviser for the years ended March 31, 1998, and 1997 and for the 7.5-month period ended March 31, 1994 were $0.26, $0.11, and
    $(0.01) per share, respectively.
(d) Amount represents less than $(0.01) per share.
(e) Total return represents aggregate total return for the periods indicated.
(f) Annualized expense ratio before the waiver of fees by the administrator and/or investment advisor for the years ended March
    31, 1998, and 1997, and for the 7.5-month period ended March 31, 1994 were 1.43%, 1.58%, and 1.83%, respectively.
(g) Annualized.
(h) Amount represents less than (0.01)% per share.
(i) Average commission rate (per share of security) as required by amended disclosure requirements effective September 1, 1995.

                        SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND
-------------------------------------------------------------------------------
Notes to Financial Statements
-------------------------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES

    Tweedy, Browne Global Value Fund (the "Fund") is a diversified series of Tweedy, Browne Fund Inc. (the "Company"). The Company is an open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Company was organized as a Maryland corporation on January 28, 1993. The Fund commenced operations on June 15, 1993. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

    PORTFOLIO VALUATION Generally, the Fund's investments are valued at market value or, in the absence of market value, by the Investment Adviser or at fair value as determined by or under the direction of the Company's Board of Directors. Portfolio securities or other assets, listed on a U.S. national securities exchange or through any system providing for same day publication of actual prices (and not subject to restrictions against sale by the Fund on such exchange or system) are valued at the last quoted sale price prior to the close of regular trading. Portfolio securities and other assets listed on a foreign exchange or through any system providing for same day publication of actual prices are valued at the last quoted sale price available before the time when assets are valued. Portfolio securities and other assets for which there are no reported sales on the valuation date are valued at the mean between the last asked price and the last bid price prior to the close of regular trading. When the Investment Adviser determines that the last sale price prior to valuation does not reflect current market value, the Investment Adviser will determine the market value of those securities or assets in accordance with industry practice and other factors considered relevant by the Investment Adviser. All other securities and assets for which current market quotations are not readily available and those securities which are not readily marketable due to significant legal or contractual restrictions will be valued by the Investment Adviser or at fair value as determined by or under the direction of the Board of Directors. Debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, or by reference to other factors (i.e. pricing services or dealer quotations) by the Investment Adviser.

    REPURCHASE AGREEMENTS The Fund engages in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's investment adviser, acting under the supervision of the Company's Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

    FOREIGN CURRENCY The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in the unrealized appreciation (depreciation) of currencies and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

    FORWARD EXCHANGE CONTRACTS The Fund has entered into forward exchange contracts for non-trading purposes in order to reduce its exposure to fluctuations in foreign currency exchange on its portfolio holdings. Forward exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time that it was opened and the value of the contract at the time that it was closed.

    The use of forward exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

    SECURITIES TRANSACTIONS AND INVESTMENT INCOME Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Dividend income and interest income may be subject to foreign withholding taxes. The Fund's custodian applies for refunds where available. If the Fund meets the requirements of Section 853 of the Internal Revenue Code of 1986, as amended, the Fund may elect to pass through to its shareholders credits for foreign taxes paid.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS Dividends from net investment income, if any, and distributions from realized capital gains after utilization of capital loss carryforwards, if any, will be declared and paid annually. Additional distributions of net investment income and capital gains from the Fund may be made at the discretion of the Board of Directors in order to avoid the application of a 4% non-deductible Federal excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

    FEDERAL INCOME TAXES The Fund intends to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

    EXPENSES Expenses directly attributable to each Fund as a diversified series of the Company are charged to that Fund. Other expenses of the Company are allocated to each Fund based on the average net assets of each Fund.

2. INVESTMENT ADVISORY FEE, OTHER RELATED PARTY TRANSACTIONS, AND ADMINISTRATION FEE

    The Company, on behalf of the Fund, has entered into an investment advisory agreement (the "Advisory Agreement") with Tweedy, Browne Company LLC ("Tweedy, Browne"). Under the Advisory Agreement, the Company pays Tweedy, Browne a fee at the annual rate of 1.25% of the value of its average daily net assets. The fee is payable monthly, provided the Fund will make such interim payments as may be requested by the adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

    The current and retired general partners and their families, as well as employees of Tweedy, Browne, the investment adviser to the Fund, have approximately $31.1 million of their own money invested in the Fund.

    The Company, on behalf of the Fund, has entered into an administration agreement (the "Administration Agreement") with First Data Investor Services Group, Inc. ("the Administrator"), a wholly owned subsidiary of First Data Corporation. Under the Administration Agreement, the Company pays the Administrator an administrative fee and a fund accounting fee computed daily and payable monthly at the following annual rates of the value of the average daily net assets of the Fund:

                                                 FEES ON ASSETS
                                       ---------------------------------------
                                                       BETWEEN
                                          UP TO        $500 AND     EXCEEDING
                                       $500 MILLION   $1 BILLION   $1 BILLION
------------------------------------------------------------------------------
Administration Fees                       0.06%         0.04%         0.02%
------------------------------------------------------------------------------

                                           UP TO       EXCEEDING
                                       $100 MILLION  $100 MILLION
------------------------------------------------------------------------------
Accounting Fees                           0.03%         0.01%
------------------------------------------------------------------------------

    For the period from April 1, 1997 to May 15, 1997, the Administrator voluntarily waived administration and fund accounting fees of $86,035. For the period from May 16, 1997 to March 31, 1998, the Administrator did not waive any administration fees.

    Under the terms of the Administration Agreement, the Company will pay for fund administration services a minimum fee of $40,000 per annum, not to be aggregated with fees for fund accounting services. The Company will pay a minimum monthly fee of $4,000 for fund accounting services for the Fund, not to be aggregated with fees for fund administration services.

    No officer, director or employee of Tweedy, Browne, the administrator or any parent or subsidiary of those corporations receives any compensation from the Company for serving as a director or officer of the Company. The Fund pays each director who is not an officer, director or employee of Tweedy, Browne, the administrator or any of their affiliates $8,000 per annum plus $500 per Regular or Special Board Meeting attended in person or by telephone, plus out-of-pocket expenses.

    Boston Safe Deposit and Trust Company ("Boston Safe"), an indirect wholly owned subsidiary of Mellon Trust, serves as the Fund's custodian pursuant to a custody agreement (the "Custody Agreement"). On May 12, 1997, First Data Investors Services Group, Inc. replaced Unified Advisors, Inc. as the Fund's transfer agent. Tweedy, Browne also serves as the distributor to the Fund and pays all distribution fees. No distribution fees are paid by the Fund.

3.  SECURITIES TRANSACTIONS

    Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended March 31, 1998, aggregated $748,422,268 and $263,066,996, respectively.

    At March 31, 1998, the aggregate gross unrealized appreciation for all securities, in which there was an excess of value over tax cost, was $661,020,228 and the aggregate gross unrealized depreciation for all securities, in which there was an excess of tax cost over value, was $158,264,006.

    For the year ended March 31, 1998, the Fund incurred total brokerage commissions of $2,670,257.

4.  CAPITAL STOCK

    The Company is authorized to issue one billion shares of $0.0001 par value capital stock, of which 600,000,000 of the unissued shares have been designated as shares of the Fund. Changes in shares outstanding for the Fund were as follows:

                                           YEAR ENDED 3/31/98                     YEAR ENDED 3/31/97
                                 ---------------------------------------------------------------------------
                                      SHARES             AMOUNT              SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------------
Sold                                  58,530,975       $1,007,774,368        35,117,166      $  522,414,402
Reinvested                             8,222,804          133,167,149         5,409,129          78,324,194
Redeemed                             (26,794,022)        (462,491,491)      (13,856,018)       (205,807,868)
--------------------------------------------------------------------------------------------------------------
Net increase                          39,959,757       $  678,450,026        26,670,277      $  394,930,728
--------------------------------------------------------------------------------------------------------------

5.  ORGANIZATION COSTS

    The Fund bears all costs in connection with its organization including the fees and expenses of registering and qualifying its shares for distribution under Federal and state securities regulations. All such costs have been deferred and are being amortized over a five-year period using the straight-line method from the commencement of operations of the Fund. In the event that any of the initial shares of the Fund are redeemed during such amortization period, the Fund will be reimbursed for any unamortized organization costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

6.  FOREIGN SECURITIES

    Investing in securities of foreign companies and foreign governments involves economic and political risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These considerations include changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country), costs incurred in conversions between currencies, non-negotiable brokerage commissions, less publicly available information, different accounting standards, lower trading volume, delayed settlements and greater market volatility, the difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions (including withholding on dividends paid to the Fund), war, expropriation, political and social instability and diplomatic developments.

7.  LINE OF CREDIT

    The Company and Mellon Trust, N.A. have entered into a Line of Credit Agreement (the "Agreement") which provides the Fund with a $50 million line of credit, primarily for temporary or emergency purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities. The Fund may borrow up to the lesser of $50 million or one-third of its net assets. Interest is payable at the bank's money market rate plus 0.75% on an annualized basis. Under the Agreement, the Fund is charged a facility fee equal to 0.10% annually of the unutilized credit. The Agreement requires, among other provisions, the Fund to maintain a ratio of net assets (not including funds borrowed pursuant to the Agreement) to aggregated amount of indebtedness pursuant to the Agreement of no less than three to one. For the year ended March 31, 1998, the Fund did not borrow under this Agreement.

TWEEDY, BROWNE GLOBAL VALUE FUND
-------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors
-------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Tweedy, Browne Fund Inc.:

    We have audited the accompanying statement of assets and liabilities, including the portfolio of investments and the schedule of forward exchange contracts, of Tweedy, Browne Global Value Fund (the "Fund") (one of the series of Tweedy, Browne Fund Inc.) as of March 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the four years in the period then ended and for the period from June 15, 1993 (commencement of operations) to March 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and signficant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tweedy, Browne Global Value Fund, a series of Tweedy, Browne Fund Inc., at March 31, 1998, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the four years in the period then ended and for the period from June 15, 1993 (commencement of operations) to March 31, 1994, in conformity with generally accepted accounting principles.

                                            /s/ Ernst & Young LLP

Boston, Massachusetts
May 12, 1998

TWEEDY, BROWNE GLOBAL VALUE FUND
-------------------------------------------------------------------------------
Tax Information (unaudited)
-------------------------------------------------------------------------------

YEAR ENDED MARCH 31, 1998

    For the fiscal year ended March 31, 1998, the amount of long-term capital gain designated by the Fund was $45,461,377, of which $24,813,397 and $20,647,980 is taxable as 28% rate gain and 20% rate gain, respectively, for federal income tax purposes.

    Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended March 31, 1998, 2.04% qualify for the dividend received deduction available to corporate shareholders.

TWEEDY, BROWNE AMERICAN VALUE FUND
-------------------------------------------------------------------------------
Portfolio Highlights
-------------------------------------------------------------------------------

March 31, 1998

    HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN TWEEDY, BROWNE AMERICAN VALUE FUND VS. STANDARD & POOR'S 500 STOCK INDEX 12/8/93 THROUGH 3/31/98

               Tweedy, Browne                Standard  & Poor's
             American Value Fund*        Stock Index (the S&P 500)*
Dec 1993          $10,000                        $10,120
Mar 1994            9,710                          9,740
Jun 1994            9,820                          9,780
Sep 1994           10,260                         10,260
Dec 1994            9,880                         10,250
Mar 1995           10,780                         11,250
Jun 1995           11,980                         12,320
Sep 1995           13,060                         13,300
Dec 1995           13,460                         14,100
Mar 1996           14,520                         14,860
Jun 1996           14,990                         15,530
Sep 1996           15,170                         16,010
Dec 1996           16,480                         17,340
Mar 1997           17,090                         17,800
Jun 1997           19,770                         20,660
Sep 1997           21,990                         22,210
Mar 1998           24,985                         26,029

--------------------------------------------------------------------------------
The S&P 500 is an index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market and includes the reinvestment of dividends.

Index information is available at month end only; therefore, the closest month end to inception date of the Fund, November 30, 1993, has been used.

-----------------------------------------------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURN*                                    AGGREGATE TOTAL RETURN*
-----------------------------------------------------------------------------------------------------------------------
                                                     WITHOUT                            YEAR ENDED         INCEPTION
THE FUND                           ACTUAL           WAIVERS**                            3/31/98        12/8/93-3/31/98
--------                           -------          ---------                           ----------      ---------------
Inception (12/8/93)                                                    The Fund           46.14%            149.85%
 through 3/31/98                   23.66%             23.41%           S&P 500            47.96%            160.29%
Year Ended 3/31/98                 46.14%             46.11%
------------------------------------------------------------------------------------------------------------------------
Note:  The performance shown represents past performance and is not a guarantee of future results.
       The Fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.
    *  Assumes the reinvestment of all dividends and distributions.
   **  See Note 2 to Financial Statements.

TWEEDY, BROWNE AMERICAN VALUE FUND
-------------------------------------------------------------------------------
Perspective On Assessing Investment Results
-------------------------------------------------------------------------------

March 31, 1998

    In accordance with rules and guidelines set out by the Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne American Value Fund to the historical investment results of the most appropriate broad-based securities market index, the Standard & Poor's 500 Stock Index (the "S&P 500"). However, the historical results of the S&P 500 in large measure represent the investment results of stocks that we do not own. Any portfolio which does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies that are included in the same index will be up, albeit, in greater or lesser percentages than the index. Similarly, when the index declines, probably most of the stocks in the entire universe of public companies that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that "different stocks equal different results."

    Favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In Are Short-Term Performance and Value Investing Mutually Exclusive?, Eugene Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, The Super Investors of Graham and Doddsville. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the "DJIA") or the S&P 500 by between 7.7% to 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% to 42% of the years. Six of the seven investment managers underperformed the market between 28% to 42% of the years. In today's environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of these money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results which occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years. Mr. Shahan concluded "Unfortunately, there is no way to distinguish between a poor three-year stretch for a manager who will do well over 15 years, from a poor three-year stretch for a manager who will continue to do poorly. Nor is there any reason to believe that a manager who does well from the outset cannot continue to do well, and consistently."

TWEEDY, BROWNE AMERICAN VALUE FUND
-------------------------------------------------------------------------------
Portfolio of Investments
-------------------------------------------------------------------------------

March 31, 1998

                     [Graphic Omitted]

                                                                    MARKET
                                                                     VALUE
    SHARES                                                         (NOTE 1)
    ------                                                         --------
            COMMON STOCKS--DOMESTIC--72.4%

            ADVERTISING--0.2%
     6,680  Grey Advertising Inc. ...........................   $    2,461,580
                                                                --------------
            APPAREL/TEXTILES--0.1%
    45,900  Chic by H.I.S. Inc.+ ............................          415,969
     9,400  Garan Inc. ......................................          260,850
     2,000  Thomaston Mills, Inc., Class A ..................           16,874
                                                                --------------
                                                                       693,693
                                                                --------------
            AUTOMOTIVE PARTS--0.5%
   170,400  Standard Motor Products, Inc. ...................        3,269,550
    23,300  Standard Products Company .......................          767,444
     5,200  Woodward Governor Company .......................          146,575
                                                                --------------
                                                                     4,183,569
                                                                --------------
            BANKING--11.3%
    56,700  BancFirst Corporation ...........................        2,275,088
    10,200  Cape Cod Bank & Trust Company ...................          439,875
   259,207  Chase Manhattan Corporation .....................       34,960,544
    75,100  Comerica, Inc. ..................................        7,946,519
     4,500  Community Financial Group--Bank of Nashville ....           63,844
   156,110  First Chicago NBD Corporation ...................       13,757,194
    20,400  First Mortgage Corporation+ .....................           84,150
    50,850  Mercantile Bancorp, Inc. ........................        2,787,216
    42,080  Mid-America Bancorp. ............................        1,351,820
    18,000  Peoples Bank Corporation of Indianapolis ........          679,500
   246,700  PNC Bank Corporation ............................       14,786,581
   401,260  Popular, Inc. ...................................       23,548,946
    36,000  Wells Fargo & Company ...........................       11,925,000
                                                                --------------
                                                                   114,606,277
                                                                --------------
            BASIC INDUSTRIES--2.5%
   100,500  ACX Technologies Inc.+ ..........................        2,405,719
   163,900  Alamo Group Inc. ................................        2,970,688
   155,000  Blessings Corporation ...........................        2,790,000
   121,700  Gorman-Rupp Company .............................        2,373,150
    61,400  Monarch Machine Tool Company ....................          491,200
    70,200  Sequa Corporation, Class A+ .....................        5,194,800
    16,000  Tecumseh Products Company, Class A ..............          860,000
    66,100  Tecumseh Products Company, Class B ..............        3,726,388
    78,000  Tremont Corporation+ ............................        4,533,750
                                                                --------------
                                                                    25,345,695
                                                                --------------
            BUSINESS AND COMMERCIAL SERVICES--1.3%
   716,000  Harland (John H.) Company .......................       11,142,750
     5,200  IIC Industries Inc.+ ............................           56,305
    51,000  Norwood Promotional Products, Inc.+ .............        1,013,625
    12,500  Paris Corporation+ ..............................           28,125
    38,600  PriceSmart, Inc.+ ...............................          620,013
                                                                --------------
                                                                    12,860,818
                                                                --------------
            CHEMICALS--1.9%
   680,700  Lilly Industries Inc., Class A ..................       13,443,825
   232,900  Oil-Dri Corporation of America ..................        3,726,400
    77,500  Stepan Chemical Company .........................        2,354,063
                                                                --------------
                                                                    19,524,288
                                                                --------------
            CONSUMER NON-DURABLES--9.2%
   142,400  Bairnco Corporation .............................        1,566,400
   130,400  Coca-Cola Bottling Company ......................        7,534,675
   209,200  EKCO Group Inc.+ ................................        1,477,475
   426,035  Great Atlantic & Pacific Tea Company, Inc. ......       12,887,559
    19,000  Hyde Athletic Industries Inc., Class A+ .........           86,688
    25,000  Hyde Athletic Industries Inc., Class B+ .........          107,031
   248,000  M & F Worldwide Corporation+ ....................        2,247,500
    49,800  OroAmerica Inc.+ ................................          317,475
   869,470  Philip Morris Companies, Inc. ...................       36,246,031
   910,900  UST Inc. ........................................       29,376,525
    57,200  Village Super Market Inc., Class A+ .............          750,750
                                                                --------------
                                                                    92,598,109
                                                                --------------
            CONSUMER SERVICES--1.9%
   512,900  Jones Intercable Inc., Class A+ .................        9,328,369
   406,850  Pinkerton's, Inc. ...............................        9,382,978
                                                                --------------
                                                                    18,711,347
                                                                --------------
            ELECTRONIC EQUIPMENT--0.0%++
     8,000  Espey Manufacturing and Electronics Corporation .          123,000
                                                                --------------
            ENGINEERING AND CONSTRUCTION--2.5%
    12,700  Atkinson (Guy F.) Company California+ ...........            1,389
    42,700  Devcon International Corporation+ ...............          162,794
   107,300  Harding Lawson Associates Group+ ................        1,005,938
   150,500  Hovnanian Enterprises, Inc.+ ....................        1,589,656
    22,900  Liberty Homes, Inc., Class A ....................          224,706
    10,000  Liberty Homes, Inc., Class B ....................          108,750
    61,300  M/I Schottenstein Homes Inc.+ ...................        1,340,938
     6,120  Oilgear Company .................................          107,483
    42,000  Oriole Homes Corporation, Class A+ ..............          217,875
    91,500  Oriole Homes Corporation, Class B+ ..............          451,781
   459,700  Ryland Group, Inc. ..............................       12,699,213
   489,300  Standard-Pacific Corporation ....................        7,431,243
    55,000  Washington Homes, Inc.+ .........................          254,375
                                                                --------------
                                                                    25,596,141
                                                                --------------
            FINANCIAL SERVICES--12.5%
   369,030  American Express Company ........................       33,881,567
   332,300  Credit Acceptance Corporation+ ..................        3,094,544
   684,380  Federal Home Loan Mortgage Corporation ..........       32,465,276
   126,800  Household International Inc. ....................       17,466,700
     18,600  HPSC Inc.+ ......................................         104,625
    20,800  Kent Financial Services Inc.+ ...................          122,200
   345,550  Lehman Brothers Holdings Inc. ...................       25,873,056
    10,000  Letchworth Independent Bancshares Corporation ...          572,500
   675,900  Phoenix Duff & Phelps Corporation ...............        6,336,563
   109,030  ReliaStar Financial Corporation .................        5,022,194
    29,800  Value Line Inc. .................................        1,271,155
     1,604  Whitney Holding Corporation .....................           95,538
                                                                --------------
                                                                   126,305,918
                                                                --------------
            FOOD AND BEVERAGES--0.0%++
     2,177  United Foods, Inc., Class A+ ....................            7,620
     3,269  United Foods, Inc., Class B+ ....................           11,237
                                                                --------------
                                                                        18,857
                                                                --------------
            FURNITURE--0.9%
    29,900  Flexsteel Industries Inc. .......................          411,125
   147,450  O'Sullivan Corporation ..........................        1,382,344
   598,400  O'Sullivan Industries Holdings, Inc.+ ...........        7,629,600
                                                                --------------
                                                                     9,423,069
                                                                --------------
            HEALTH CARE--2.0%
    33,412  Johnson & Johnson ...............................        2,449,517
   877,600  Sun Healthcare Group Inc.+ ......................       16,345,300
    64,000  United Dental Care, Inc.+ .......................        1,156,000
     8,000  Wyant Corporation+ ..............................           66,875
                                                                --------------
                                                                    20,017,692
                                                                --------------
            INSURANCE--9.4%
    15,200  Allstate Financial Corporation+ .................          110,200
   448,500  American Annuity Group Inc. .....................       10,035,188
    90,450  American General Corporation ....................        5,850,984
    77,400  American Indemnity Financial Corporation ........          948,150
   115,125  American National Insurance Company .............       11,318,227
     8,260  Kansas City Life Insurance Company ..............          713,458
   366,500  Leucadia National Corporation ...................       14,430,938
    21,600  Merchants Group Inc. ............................          475,200
   278,500  MMI Companies, Inc. .............................        6,701,406
    83,000  National Western Life Insurance Company+ ........        8,805,780
   239,200  NAC Re Corporation ..............................       12,543,050
    13,200  RLI Corporation .................................          712,800
    69,900  TransFinancial Holdings, Inc.+ ..................          655,313
   282,400  Transatlantic Holdings, Inc. ....................       21,356,500
                                                                --------------
                                                                    94,657,194
                                                                --------------
            LEISURE AND ENTERTAINMENT--0.3%
    35,100  Cable Michigan, Inc.+ ...........................          908,213
    93,600  C-TEC Corporation+ ..............................        2,626,650
                                                                --------------
                                                                     3,534,863
                                                                --------------
            METALS AND METAL PRODUCTS--1.5%++
   562,100  ASARCO Inc. .....................................       15,001,044
                                                                --------------
            OIL AND GAS--0.6%
    80,000  Isramco, Inc.+ ..................................           46,250
     5,600  Lufkin Industries, Inc. .........................          182,000
    41,460  Matrix Service Company+ .........................          312,246
   175,200  Penn Virginia Corporation .......................        5,113,650
    10,000  Wiser Oil Company ...............................          127,500
                                                                --------------
                                                                     5,781,646
                                                                --------------
            REAL ESTATE--1.3%
   600,600  American Real Estate Partners Ltd. ..............        6,418,913
    26,100  Arizona Land Income Corporation, Class A ........          166,387
    18,012  Atlantic Realty Trust Inc.+ .....................          211,641
   102,000  Koger Equity Inc. ...............................        2,295,000
    13,200  Mays (J.W.), Inc.+ ..............................          188,100
   154,400  Price Enterprises Inc. ..........................        2,957,725
     3,623  Public Storage, Inc. ............................          111,860
    36,025  Ramco-Gershenson Properties .....................          734,009
    20,000  Reading Entertainment+ ..........................          263,750
                                                                --------------
                                                                    13,347,385
                                                                --------------
            RESTAURANT CHAINS--5.6%
   766,500  Darden Restaurants Inc. .........................       11,928,656
   713,900  McDonald's Corporation ..........................       42,834,000
    83,400  Vicorp Restaurants Inc.+ ........................        1,537,688
                                                                --------------
                                                                    56,300,344
                                                                --------------
            RETAIL--3.8%
    99,000  Burlington Coat Factory Warehouse ...............        1,720,125
     1,000  Dart Group Corporation, Class A .................          137,500
   217,000  Discount Auto Parts Inc.+ .......................        5,262,250
   117,900  EZCORP Inc., Class A+ ...........................        1,392,694
   432,900  Fingerhut Companies, Inc. .......................       11,228,344
    90,100  Government Technology Services, Inc. ............          481,472
   654,000  Jan Bell Marketing Inc.+ ........................        3,229,125
   164,000  Kmart Corporation+ ..............................        2,736,750
     9,900  Mercantile Stores Company Inc. ..................          665,156
    89,600  Penney (J.C.) Company, Inc. .....................        6,781,600
   130,100  Swiss Army Brands, Inc.+ ........................        1,496,150
   158,700  Syms Corporation+ ...............................        2,241,638
   138,000  United Retail Group, Inc.+ ......................          875,438
                                                                --------------
                                                                    38,248,242
                                                                --------------
            TECHNOLOGY--0.0%++
    44,600  Astrosystems Inc. ...............................           91,291
                                                                --------------
            TELECOMMUNICATIONS--0.7%
   140,400  RCN Corporation+ ................................        7,011,225
    15,300  TCI International Inc.+ .........................           81,281
                                                                --------------
                                                                     7,092,506
                                                                --------------
            TRANSPORTATION/TRANSPORTATION SERVICES--2.4%
   303,200  GATX Corporation ................................       23,649,600
    53,100  KLLM Transport Services Inc.+ ...................          677,025
                                                                --------------
                                                                    24,326,625
                                                                --------------
            TOTAL COMMON STOCKS--DOMESTIC
            (COST $498,749,771) .............................      730,851,193
                                                                --------------

             COMMON STOCKS--FOREIGN--16.7%
             FINLAND--0.3%
     18,300  Huhtamaki Group, Class I .......................          994,131
     15,500  Kone Corporation, Class B+ .....................        2,098,157
                                                                --------------
                                                                     3,092,288
                                                                --------------
             FRANCE--0.2%
        900  Bongrain SA ....................................          458,673
      2,000  Compagnie Fives-Lille ..........................          138,731
      2,725  Klepierre ......................................          437,283
      3,512  Lyonnaise des Eaux--Dumez+ .....................          506,933
      2,300  Peugeot SA .....................................          396,162
                                                                --------------
                                                                     1,937,782
                                                                --------------
             HONG KONG--0.4%
  1,210,000  CDL Hotels International Ltd. ..................          448,946
    478,000  Jardine Strategic Holdings Ltd., ADR ...........        1,309,720
  1,952,000  Semi-Tech (Global) Ltd. ........................          209,088
  1,300,000  South China Morning Post (Holdings) Ltd. .......          872,404
    525,000  Swire Pacific Ltd., Class B ....................          504,762
    182,000  Wing Hang Bank Ltd. ............................          540,220
                                                                --------------
                                                                     3,885,140
                                                                --------------
             IRELAND--0.0%++
    200,000  Crean (James) PLC ..............................          415,518
                                                                --------------
             ITALY--0.1%
     72,100  Arnoldo Mondadori Editore SPA ..................          829,985
                                                                --------------
             JAPAN--5.1%
     56,000  Agro-Kanesho Company Ltd. ......................          386,424
     63,000  Aichi Electric Company Ltd. ....................          165,385
    255,000  Amada Sonoike Company Ltd. .....................          688,543
     17,000  Amatsuji Steel Ball Manufacturing Company ......          136,434
    104,000  Belluna Company Ltd. ...........................          733,246
     62,000  Bunka Shutter Company Ltd. .....................          184,617
     33,000  CCI Corporation ................................          226,724
      1,000  Charle Company .................................            8,326
     89,000  Chiyoda Company ................................          620,146
    221,800  Chofu Seisakusho Company .......................        2,994,487
     56,000  Credia Company Ltd. ............................          777,049
     73,000  Daido Metal Company ............................          224,489
    105,000  Danto Corporation ..............................          715,882
    179,000  Denkyosha ......................................          836,430
     61,000  Denyo Company Ltd. .............................          311,119
     58,000  Dowa Fire & Marine Insurance Company ...........          186,627
    101,500  Exedy Corporation ..............................          610,561
     93,000  Fuji Coca-Cola Bottling Company ................          851,003
     76,800  Fuji Photo Film Company Ltd., ADR ..............        2,832,000
     17,000  Fuji Photo Film Ltd. ...........................          632,440
     86,000  Fujicco Company Ltd. ...........................          967,560
     88,000  Fujisawa Pharmaceutical Company ................          785,449
    118,000  Fujitec Company Ltd. ...........................          772,653
    262,000  Fukuda Denshi ..................................        3,163,848
    310,000  Gakken Company Ltd. ............................          660,341
    160,000  Hitachi Koki ...................................          684,043
     68,000  Hitachi Medical Corporation ....................          724,245
     31,000  Inaba Denkisangyo Company Ltd. .................          313,895
     92,000  Katsuragawa Electric Company ...................          369,173
    269,000  Kawagishi Bridge Works .........................          746,522
    130,000  Koito Manufacturing ............................          536,284
     53,000  Koyosha Inc. ...................................          274,292
    251,000  Mandom Corporation .............................        1,976,749
     95,000  Matsumoto Yushi-Seiyaku Company ................        1,802,738
     19,000  Matsushita Electric Industrial Company .........          304,969
     34,000  Meito Sangyo Company ...........................          300,919
     54,000  Mitsubishi Electric Corporation ................          141,759
     91,000  Mitsubishi Pencil Company Ltd. .................          832,702
    200,000  Morito .........................................        1,080,068
     58,000  Nankai Plywood Company Ltd. ....................          226,214
    107,000  Nippon Cable System ............................          722,295
    118,000  Nippon Konpo Unyu Soko .........................          721,320
     45,150  Nissan Fire & Marine Insurance Company .........          172,710
     38,000  Nissin Company Ltd. ............................          783,799
     48,000  Nitto FC Company ...............................          291,618
    139,000  Oak ............................................          307,557
     64,100  Osaka Steel Company Ltd. .......................          331,738
    185,000  Prospect Japan Fund Ltd., ADR ..................          797,350
    119,000  Riken Vitamin ..................................          825,614
     19,000  Sangetsu Company Ltd. ..........................          249,391
     27,000  Sanko Sangyo Company ...........................          205,550
     32,000  Sankyo Company Ltd. ............................          888,055
     73,100  Sanyo Shinpan Finance Company Ltd. .............        2,905,907
     51,500  Shikoku Coca-Cola Bottling .....................          517,607
     99,000  Shin Nikkei Company Ltd. .......................          104,699
     73,000  SK Kaken Company Ltd. ..........................          832,252
    155,000  Sonton Food Industry ...........................        1,488,093
    200,000  Sotoh Company Ltd. .............................        1,365,085
    139,000  Tachi-S ........................................          765,243
     17,000  Takefuji Corporation ...........................          803,300
    140,000  Teikoku Hormone Manufacturing Company ..........          787,549
     59,000  TENMA Corporation ..............................          663,791
     90,000  Toa Medical Electronics Company ................          762,798
     66,000  Tomita Electric Company Ltd. ...................          356,422
     10,000  Torii Company Ltd. .............................           45,753
    141,000  Torishima Pump Manufacturing ...................          846,053
     64,000  Toso Company Ltd. ..............................          312,019
     78,000  Toyo Technical Company Ltd. ....................          386,124
    150,000  Tsubaki Nakashima Company Ltd.+ ................          685,168
    220,800  Tsuchiya Home Company ..........................          881,047
    153,000  U-Shin .........................................          573,786
     33,000  Yomeishu Seizo Company Ltd. ....................          212,863
     32,000  Zojirushi ......................................          240,015
                                                                --------------
                                                                    52,618,926
                                                                --------------
             MALAYSIA--0.1%
    485,000  Star Publications (Malaysia) ...................          830,479
                                                                --------------
             NETHERLANDS--1.1%
     21,000  European Vinyls Corporation ....................          432,564
     10,000  Heineken Holdings NV, Class A ..................        1,987,976
     36,500  Holdingmaatschappij De Telegraaf NV ............          772,820
    120,800  Unilever NV, ADR ...............................        8,289,900
                                                                --------------
                                                                    11,483,260
                                                                --------------
             SINGAPORE--0.3%
    518,000  Cycle & Carriage Ltd. ..........................        2,340,699
    150,000  Fraser & Neave Ltd. ............................          636,026
     94,800  Robinson and Company Ord .......................          286,366
                                                                --------------
                                                                     3,263,091
                                                                --------------
             SPAIN--0.1%
      7,600  Argentaria .....................................          628,759
     16,000  Unipapel SA ....................................          546,791
                                                                --------------
                                                                     1,175,550
                                                                --------------
             SWEDEN--3.5%
     17,000  Marieberg Tidnings AB, Class A .................          516,310
    804,300  Pharmacia & Upjohn, Inc., Depository Shares.....       34,681,102
                                                                --------------
                                                                    35,197,412
                                                                --------------
             SWITZERLAND--2.8%
      3,650  Compagnie Financiere Richemont AG ..............        4,905,592
      2,000  Danzas Holding AG PC ...........................          517,931
      2,000  Edipresse SA, Bearer ...........................          704,124
    219,000  Nestle, ADR ....................................       20,912,180
     10,666  Novartis AG, ADR ...............................          943,318
        500  Swissair AG, Registered+ .......................          697,896
                                                                --------------
                                                                    28,681,041
                                                                --------------
             UNITED KINGDOM--2.7%
    875,000  British Steel Ord ..............................        2,079,943
    359,800  BTR Ord ........................................        1,180,517
    274,000  Carclo Engineering Group PLC ...................          800,389
    172,000  Concentric PLC .................................          336,877
    445,000  Dowding & Mills PLC ............................          521,451
     60,000  Elementis PLC ..................................          139,109
    163,670  Glaxo Wellcome PLC, Sponsored ADR ..............        8,858,639
    142,000  Hardys & Hansons PLC ...........................          562,178
    189,385  McAlpine (Alfred) PLC ..........................          542,122
     50,000  Molins PLC .....................................          231,430
    187,307  Nycomed ASA, ADR, Class B ......................        6,743,052
    360,000  Pilkington PLC .................................          735,220
     65,000  SmithKline Beecham, PLC Units, ADR .............        4,066,563
    150,000  Thistle Hotels PLC .............................          443,190
                                                                --------------
                                                                    27,240,680
                                                                --------------
             TOTAL COMMON STOCKS--FOREIGN
             (COST $138,870,967).............................      170,651,152
                                                                --------------
  FACE
  VALUE
 ------
             COMMERCIAL PAPER--3.1% (COST $31,107,000)
$31,107,000  General Electric Capital Corporation,
             6.120% due 4/1/98 ..............................       31,107,000
                                                                --------------
             U.S. TREASURY BILLS--0.1%
    200,000  5.873%** due 4/30/98 ...........................          199,105
  1,000,000  5.089%** due 1/7/99 ............................          962,689
                                                                --------------
             TOTAL U.S. TREASURY BILLS
             (COST $1,161,794) ..............................        1,161,794
                                                                --------------
             REPURCHASE AGREEMENT--7.1%
             (COST $71,684,000)
 71,684,000  Agreement with UBS Securities, Inc.,
             5.930% dated 3/31/98, to be repurchased at
             $71,695,808 on 4/1/98, collateralized by
             $57,405,000 U.S. Treasury Bonds, 10.000% due
             5/15/10 (market value $72,976,106) ..............      71,684,000
                                                                --------------
TOTAL INVESTMENTS (COST $741,573,532*) ................  99.4%   1,005,455,139
OTHER ASSETS AND LIABILITIES (NET) ....................   0.6        5,782,581
                                                         ----   --------------
NET ASSETS ............................................ 100.0%  $1,011,237,720
                                                        =====   ==============
------------

 * Aggregate cost for Federal               Abbreviations:
   tax purposes was $741,575,365.           ADR--American Depository Receipt
** Rate represents annualized               Ord--Ordinary Share
   yield at date of purchase.
 + Non-income producing security.
++ Amount represents less than 0.1% of net assets.

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE AMERICAN VALUE FUND
-------------------------------------------------------------------------------
Schedule of Forward Exchange Contracts
-------------------------------------------------------------------------------

March 31, 1998

                                                  CONTRACT           MARKET
                                                   VALUE             VALUE
      CONTRACTS                                     DATE            (NOTE 1)
      ---------                                   --------         ----------
FORWARD EXCHANGE CONTRACTS TO BUY
  38,991,859  Japanese Yen ....................     4/1/98       $     292,457
  45,268,400  Japanese Yen ....................     4/2/98             339,542
  11,928,305  Japanese Yen ....................     4/3/98              89,473
     195,157  Great Britain Pound Sterling ....     4/2/98             326,693
     945,239  Great Britain Pound Sterling ....    9/30/98           1,587,303
     942,868  Great Britain Pound Sterling ....   10/29/98           1,584,025
   6,727,742  Hong Kong Dollar ................     4/2/98             868,241
  16,588,800  Norwegian Krone .................   10/29/98           2,192,465
                                                                 -------------
TOTAL FORWARD EXCHANGE CONTRACTS TO BUY
(CONTRACT AMOUNT $7,336,282) ..................                  $   7,280,199
                                                                 =============

FORWARD EXCHANGE CONTRACTS TO SELL
    2,994,600  Finnish Markka ................     4/30/98            (534,373)
    7,879,250  Finnish Markka ................    10/29/98          (1,420,292)
    2,156,800  Finnish Markka ................     2/12/99            (390,965)
    2,726,350  Finnish Markka ................     3/26/99            (495,245)
    8,051,715  French Franc ..................    10/29/98          (1,313,816)
    1,795,800  French Franc ..................     2/12/99            (294,622)
      945,239  Great Britain Pound Sterling ..     9/30/98          (1,587,303)
      942,868  Great Britain Pound Sterling ..    10/29/98          (1,584,025)
    6,478,959  Great Britain Pound Sterling ..    12/23/98         (10,893,400)
    1,423,311  Great Britain Pound Sterling ..     2/12/99          (2,394,664)
    1,358,780  Great Britain Pound Sterling ..      3/5/99          (2,286,668)
      740,969  Great Britain Pound Sterling ..     3/26/99          (1,247,270)
      303,545  Great Britain Pound Sterling ..     3/29/99            (510,980)
    8,429,000  Hong Kong Dollar ..............     1/19/99          (1,066,930)
   10,603,450  Hong Kong Dollar ..............     2/12/99          (1,338,742)
    3,971,000  Hong Kong Dollar ..............     3/29/99            (498,891)
      325,497  Irish Punt ....................     1/19/99            (440,113)
  861,150,000  Italian Lira ..................    10/29/98            (474,455)
  357,270,000  Italian Lira ..................     2/12/99            (197,792)
  116,095,000  Japanese Yen ..................     4/14/98            (872,400)
   83,172,250  Japanese Yen ..................     4/30/98            (626,729)
  107,930,000  Japanese Yen ..................     7/15/98            (821,699)
  114,850,000  Japanese Yen ..................     9/30/98            (884,284)
  209,531,000  Japanese Yen ..................    10/29/98          (1,620,354)
2,765,650,000  Japanese Yen ..................    12/24/98         (21,572,915)
  371,655,000  Japanese Yen ..................     1/19/99          (2,909,752)
  719,880,000  Japanese Yen ..................     2/12/99          (5,655,028)
  731,760,000  Japanese Yen ..................      3/5/99          (5,765,163)
  490,800,000  Japanese Yen ..................     3/26/99          (3,878,003)
  367,440,000  Japanese Yen ..................     3/29/99          (2,904,581)
    1,968,750  Malaysian Ringgit .............    12/24/98            (520,962)
    1,256,400  Malaysian Ringgit .............     3/26/99            (328,901)
    3,968,000  Netherlands Guilder ...........    10/29/98          (1,924,435)
    1,928,100  Netherlands Guilder ...........    12/23/98            (937,872)
    3,947,700  Netherlands Guilder ...........    12/30/98          (1,920,944)
    3,036,900  Netherlands Guilder ...........     3/26/99          (1,483,948)
    2,022,700  Netherlands Guilder ...........     3/29/99            (988,536)
   16,588,800  Norwegian Krone ...............    10/29/98          (2,192,465)
    1,721,500  Singapore Dollar ..............    12/30/98          (1,061,258)
    2,789,600  Singapore Dollar ..............     2/12/99          (1,718,113)
      499,050  Singapore Dollar ..............     3/26/99            (307,070)
  117,064,000  Spanish Peseta ................    10/29/98            (751,590)
   34,537,500  Swedish Krona .................     7/15/98          (4,330,553)
   14,603,300  Swedish Krona .................    10/29/98          (1,836,781)
   28,080,410  Swedish Krona .................    12/23/98          (3,536,767)
   15,597,800  Swedish Krona .................    12/30/98          (1,964,915)
   28,105,000  Swedish Krona .................     2/12/99          (3,544,584)
   19,657,500  Swedish Krona .................     3/29/99          (2,482,061)
    2,064,000  Swiss Franc ...................     7/15/98          (1,369,905)
    2,794,900  Swiss Franc ...................     9/30/98          (1,871,387)
    2,425,900  Swiss Franc ...................    10/29/98          (1,629,663)
    2,030,475  Swiss Franc ...................    12/23/98          (1,372,502)
    6,252,075  Swiss Franc ...................    12/30/98          (4,229,350)
    2,879,000  Swiss Franc ...................     1/19/99          (1,951,768)
    1,409,000  Swiss Franc ...................     2/12/99            (957,660)
    2,854,000  Swiss Franc ...................     3/26/99          (1,948,389)
    2,151,300  Swiss Franc ...................     3/29/99          (1,469,170)
                                                                 -------------
TOTAL FORWARD EXCHANGE CONTRACTS TO SELL
(CONTRACT AMOUNT $129,275,000) ...............................   $(125,113,003)
                                                                 =============

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE AMERICAN VALUE FUND
-------------------------------------------------------------------------------
Statement of Assets and Liabilities
-------------------------------------------------------------------------------

March 31, 1998

ASSETS
    Investments, at value (Cost $741,573,532) (Note 1)
        See accompanying schedule ..........................                      $1,005,455,139
    Cash and foreign currency (Cost $46,826) ...............                              46,408
    Receivable for Fund shares sold ........................                           9,453,632
    Net unrealized appreciation of forward exchange
      contracts (Note 1) ...................................                           4,105,914
    Dividends and interest receivable ......................                           1,203,981
    Unamortized organization costs (Note 5) ................                              12,980
    Prepaid expenses .......................................                               2,129
                                                                                  --------------
        TOTAL ASSETS .......................................                       1,020,280,183
                                                                                  --------------
LIABILITIES
    Payable for investment securities purchased ............      $6,466,656
    Payable for Fund shares redeemed .......................       1,729,824
    Investment advisory fee payable (Note 2) ...............         661,748
    Transfer agent fees payable (Note 2) ...................          17,570
    Custodian fees payable (Note 2) ........................          16,795
    Accrued expenses and other payables ....................         149,870
                                                                  ----------
        TOTAL LIABILITIES ..................................                           9,042,463
                                                                                    ------------
NET ASSETS .................................................                      $1,011,237,720
                                                                                  ==============
NET ASSETS CONSIST OF
    Undistributed net investment income ....................                        $  1,863,348
    Accumulated net realized gain on securities, forward
      exchange contracts and foreign currencies ............                           3,396,288
    Net unrealized appreciation on securities, forward
      exchange contracts, foreign currencies and net other
      assets ...............................................                         267,988,488
    Par value ..............................................                               4,389
    Paid-in capital in excess of par value .................                         737,985,207
                                                                                    ------------
        TOTAL NET ASSETS ...................................                      $1,011,237,720
                                                                                  ==============
NET ASSET VALUE, offering and redemption price per share
    ($1,011,237,720 / 43,890,504 shares of common stock
    outstanding) ...........................................                              $23.04
                                                                                          ======

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE AMERICAN VALUE FUND
-------------------------------------------------------------------------------
Statement of Operations
-------------------------------------------------------------------------------

For the Year Ended March 31, 1998

INVESTMENT INCOME
    Dividends (net of foreign withholding taxes of $259,372) ................           $  9,689,519
    Interest ................................................................              3,076,982
                                                                                        ------------
        TOTAL INVESTMENT INCOME .............................................             12,766,501
                                                                                        ------------
EXPENSES
    Investment advisory fee (Note 2) ........................      $7,652,123
    Administration fee (Note 2) .............................         276,624
    Transfer agent fees (Note 2) ............................         233,519
    Custodian fees (Note 2) .................................          99,912
    Legal and audit fees ....................................          36,388
    Amortization of organization costs (Note 5) .............          19,469
    Directors' fees and expenses (Note 2) ...................          18,190
    Other ...................................................         325,572
    Waiver of fees by investment adviser and administrator
      (Note 2) ..............................................        (128,269)
                                                                   ----------
        TOTAL EXPENSES ......................................................              8,533,528
                                                                                        ------------
NET INVESTMENT INCOME .......................................................              4,232,973
                                                                                        ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  (Notes 1 and 3)
    Net realized gain (loss):
      Securities ............................................................             12,672,600
      Forward exchange contracts ............................................              2,539,174
      Foreign currencies and net other assets ...............................                (24,251)
                                                                                        ------------
    Net realized gain on investments during the year ........................             15,187,523
                                                                                        ------------
    Net change in unrealized appreciation (depreciation) of:
      Securities ............................................................            200,994,165
      Forward exchange contracts ............................................              2,625,383
      Foreign currencies and net other assets ...............................                 31,849
                                                                                        ------------
    Net unrealized appreciation of investments during the year ..............            203,651,397
                                                                                        ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS .............................            218,838,920
                                                                                        ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                    $223,071,893
                                                                                        ============

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE AMERICAN VALUE FUND
-------------------------------------------------------------------------------
 Statements of Changes in Net Assets
-------------------------------------------------------------------------------

                                                                   YEAR               YEAR
                                                                   ENDED              ENDED
                                                                  3/31/98            3/31/97
                                                               ------------       ------------
Net investment income .................................      $    4,232,973       $  2,332,921
                                                             --------------       ------------
Net realized gain on securities, forward exchange
  contracts and currency transactions during the year .          15,187,523         11,510,445
Net unrealized appreciation of securities, forward
  exchange contracts, foreign currencies and net other
  assets during the year ..............................         203,651,397         26,815,015
                                                             --------------       ------------
Net increase in net assets resulting from operations ..         223,071,893         40,658,381
DISTRIBUTIONS:
  Distributions to shareholders from net investment
    income ............................................          (5,448,502)        (2,924,069)
  Distributions to shareholders from net realized gain
    on investments ....................................         (13,982,759)        (7,097,006)
Net increase in net assets from Fund share transactions
  (Note 4) ............................................         465,129,709        110,231,566
                                                             --------------       ------------
Net increase in net assets ............................         668,770,341        140,868,872
NET ASSETS
Beginning of year .....................................         342,467,379        201,598,507
                                                             --------------       ------------
End of year (including undistributed net investment
  income of $1,863,348 and $1,039,581, respectively) ..      $1,011,237,720       $342,467,379
                                                             ==============       ============

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
 Financial Highlights
--------------------------------------------------------------------------------

For a Fund share outstanding throughout each year.

                                         YEAR              YEAR             YEAR            YEAR         PERIOD
                                         ENDED             ENDED            ENDED           ENDED         ENDED
                                        3/31/98           3/31/97         3/31/96(a)       3/31/95(a)    3/31/94(b)
                                        -------           -------         ----------       ----------    ----------
Net asset value, beginning of year . $      16.22       $      14.29     $      10.71     $       9.71  $      10.00
                                     ------------       ------------     ------------     ------------  ------------
Income from investment operations:
Net investment income(c) .........           0.11               0.13             0.15             0.13          0.01
Net  realized and unrealized
  gain (loss) on investments .....           7.31               2.39             3.56             0.93         (0.30)
                                     ------------       ------------     ------------     ------------  ------------
    Total from investment operations         7.42               2.52             3.71             1.06         (0.29)
                                     ------------       ------------     ------------     ------------  ------------
DISTRIBUTIONS:
  Dividends from net
    investment income ............          (0.17)             (0.17)           (0.11)           (0.06)         --
  Distributions from
    net realized gains ...........          (0.43)             (0.42)           (0.02)            --            --
                                     ------------       ------------     ------------     ------------  ------------
    Total distributions ..........          (0.60)             (0.59)           (0.13)           (0.06)         --
                                     ------------       ------------     ------------     ------------  ------------
Net asset value, end of year .....   $      23.04       $      16.22     $      14.29     $      10.71  $       9.71
                                     ============       ============     ============     ============  ============
Total return(d) ..................          46.14%             17.75%           34.70%           11.02%        (2.90)%
                                     ============       ============     ============     ============  ============
Ratios/Supplemental Data:
Net assets, end of year (in 000's)   $  1,011,238       $    342,467     $    201,599     $     58,856  $     16,133
Ratio of operating expenses to
  average net assets(e) ..........           1.39%              1.39%            1.39%            1.74%         2.26%(f)
Ratio of net investment income
  to average net assets ..........           0.69%              0.92%            1.13%            1.25%         0.64%(f)
Portfolio turnover rate ..........              6%                16%               9%               4%            0%(g)
Average commission rate
  (per share of security)(h) .....   $     0.0232       $     0.0302     $     0.0341              N/A           N/A

------------
(a) Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with results of operations.
(b) The Fund commenced operations on December 8, 1993.
(c) Net investment income (loss) for a Fund share outstanding, before the waiver of fees by the investment adviser and/or administrator and/or custodian for the years ended March 31, 1998, 1997, 1996 and 1995 and the
    3.75-month period ended March 31, 1994 was $0.11, $0.11, $0.12, $0.11 and $(0.01), respectively.
(d) Total return represents aggregate total return for the periods indicated.
(e) Annualized expense ratios before the waiver of fees by the investment adviser and/or administrator and/or custodian for the years ended March 31, 1998, 1997, 1996 and 1995 and the 3.75-month period ended March 31,
    1994 were 1.41%, 1.52%, 1.61%, 1.94% and 3.51%, respectively.
(f) Annualized.
(g) Amount rounds to less than 1.0%.
(h) Average commission rate (per share of security) as required by amended disclosure requirements effective
    September 1, 1995.

TWEEDY, BROWNE AMERICAN VALUE FUND

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES

    Tweedy, Browne American Value Fund (the "Fund") is a diversified series of Tweedy, Browne Fund Inc. (the "Company"). The Company is an open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Company was organized as a Maryland corporation on January 28, 1993. The Fund commenced operations on December 8, 1993. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

    PORTFOLIO VALUATION Generally, the Fund's investments are valued at market value or, in the absence of market value, by the Investment Adviser or at fair value as determined by or under the direction of the Company's Board of Directors. Portfolio securities or other assets, listed on a U.S. national securities exchange or through any system providing for same day publication of actual prices (and not subject to restrictions against sale by the Fund on such exchange or system) are valued at the last quoted sale price prior to the close of regular trading. Portfolio securities and other assets listed on a foreign exchange or through any system providing for same day publication of actual prices are valued at the last quoted sale price available before the time when assets are valued. Portfolio securities and other assets for which there are no reported sales on the valuation date are valued at the mean between the last asked price and the last bid price prior to the close of regular trading. When the Investment Adviser determines that the last sale price prior to valuation does not reflect current market value, the Investment Adviser will determine the market value of those securities or assets in accordance with industry practice and other factors considered relevant by the Investment Adviser. All other securities and assets for which current market quotations are not readily available and those securities which are not readily marketable due to significant legal or contractual restrictions will be valued by the Investment Adviser or at fair value as determined by or under the direction of the Board of Directors. Debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, or by reference to other factors (i.e. pricing services or dealer quotations) by the Investment Adviser.

    REPURCHASE AGREEMENTS The Fund engages in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's Investment Adviser, acting under the supervision of the Company's Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

    FOREIGN CURRENCY The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in the unrealized appreciation (depreciation) of currencies and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

    FORWARD EXCHANGE CONTRACTS The Fund has entered into forward exchange contracts for non-trading purposes in order to reduce its exposure to fluctuations in foreign currency exchange on its portfolio holdings. Forward exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time that it was opened and the value of the contract at the time that it was closed.

    The use of forward exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

    SECURITIES TRANSACTIONS AND INVESTMENT INCOME Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Dividend income and interest income may be subject to foreign withholding taxes. The Fund's custodian applies for refunds where available. If the Fund meets the requirements of Section 853 of the Internal Revenue Code of 1986, as amended, the Fund may elect to pass through to its shareholders credits for foreign taxes paid.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS Dividends from net investment income, if any, and distributions from realized capital gains after utilization of capital loss carryforwards, if any, will be declared and paid annually. Additional distributions of net investment income and capital gains from the Fund may be made at the discretion of the Board of Directors in order to avoid the application of a 4% non-deductible Federal excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

    FEDERAL INCOME TAXES The Fund intends to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

    EXPENSES Expenses directly attributable to each Fund as a diversified series of the Company are charged to that Fund. Other expenses of the Company are allocated to each Fund based on the average net assets of each Fund.

2. INVESTMENT ADVISORY FEE, OTHER RELATED PARTY TRANSACTIONS, AND ADMINISTRATION FEE

    The Company, on behalf of the Fund, has entered into an investment advisory agreement (the "Advisory Agreement") with Tweedy, Browne Company LLC ("Tweedy, Browne"). Under the Advisory Agreement, the Company pays Tweedy, Browne a fee at the annual rate of 1.25% of the value of its average daily net assets. The fee is payable monthly, provided the Fund will make such interim payments as may be requested by the adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. From time to time, Tweedy, Browne may voluntarily waive a portion of its fee otherwise payable to it. For the year ended March 31, 1998, Tweedy, Browne voluntarily waived fees of $105,730.

    The current and retired general partners and their families, as well as employees of Tweedy, Browne, the investment adviser to the Fund, have approximately $29.7 million of their own money invested in the Fund.

    The Company, on behalf of the Fund, has entered into an administration agreement (the "Administration Agreement") with First Data Investor Services Group, Inc. ("the Administrator"), a wholly owned subsidiary of First Data Corporation. Under the Administration Agreement, the Company pays the Administrator an administrative fee and a fund accounting fee computed daily and payable monthly at the following annual rates of the value of the average daily net assets of the Fund.

                                            FEES ON ASSETS
                       ---------------------------------------------------------
                                               BETWEEN
                            UP TO              $500 AND           EXCEEDING
                         $500 MILLION         $1 BILLION          $1 BILLION
--------------------------------------------------------------------------------
Administration Fees         0.06%               0.04%               0.02%
--------------------------------------------------------------------------------

                            UP TO             EXCEEDING
                         $100 MILLION        $100 MILLION
--------------------------------------------------------------------------------
Accounting Fees             0.03%               0.01%
--------------------------------------------------------------------------------

    For the period from April 1, 1997 to May 15, 1997, the Administrator voluntarily waived administration fees of $22,539. For the period from May 16, 1997 to March 31, 1998, the Administrator did not waive any administration fees.

    Under the terms of the Administration Agreement, the Company will pay for fund administration services a minimum fee of $40,000 per annum, not to be aggregated with fees for fund accounting services. The Company will pay for a minimum monthly fee of $3,000 for fund accounting services for the Fund, not to be aggregated with fees for fund administration services.

    No officer, director or employee of Tweedy, Browne, the Administrator or any parent or subsidiary of those corporations receives any compensation from the Company for serving as a director or officer of the Company. The Fund pays each director who is not an officer, director or employee of Tweedy, Browne, the Administrator or any of their affiliates $8,000 per annum plus $500 per Regular or Special Board Meeting attended in person or by telephone, plus out-of-pocket expenses.

    Boston Safe Deposit and Trust Company ("Boston Safe"), an indirect wholly owned subsidiary of Mellon Trust, serves as the Fund's custodian pursuant to a custody agreement (the "Custody Agreement"). From time to time, Boston Safe may voluntarily waive a portion of its fee otherwise payable to it. For the year ended March 31, 1998, Boston Safe did not waive any custody fees. On May 12, 1997, First Data Investors Services Group, Inc. replaced Unified Advisors, Inc. as the Fund's transfer agent. Tweedy, Browne also serves as the distributor to the Fund and pays all distribution fees. No distribution fees are paid by the Fund.

3.  SECURITIES TRANSACTIONS

    Cost of purchases and proceeds from sales of investment securities, excluding short-term investments for the year ended March 31, 1998, aggregated $406,746,627 and $31,400,244, respectively.

    At March 31, 1998, the aggregate gross unrealized appreciation for all securities, in which there was an excess of value over tax cost, was $274,028,673 and the aggregate gross unrealized depreciation for all securities, in which there was an excess of tax cost over value, was $10,148,899.

    For the year ended March 31, 1998, the Fund incurred total brokerage commissions of $636,393.

4.  CAPITAL STOCK

    The Company is authorized to issue one billion shares of $0.0001 par value capital stock, of which 400,000,000 of the unissued shares have been designated as shares of the Fund. Changes in shares outstanding for the Fund were as follows:

                                             YEAR ENDED 3/31/98                   YEAR ENDED 3/31/97
                                    -----------------------------------------------------------------------
                                          SHARES             AMOUNT            SHARES            AMOUNT
------------------------------------------------------------------------------------------------------------
Sold                                     29,306,959      $  598,418,949        9,381,470       $146,286,093
Reinvested                                  854,761          17,761,820          599,957          9,419,276
Redeemed                                 (7,390,306)       (151,051,060)      (2,966,055)       (45,473,803)
------------------------------------------------------------------------------------------------------------
Net Increase                             22,771,414      $  465,129,709        7,015,372       $110,231,566
------------------------------------------------------------------------------------------------------------

5.  ORGANIZATION COSTS

    The Fund bears all costs in connection with its organization including the fees and expenses of registering and qualifying its shares for distribution under Federal and state securities regulations. All such costs have been deferred and are being amortized over a five-year period using the straight-line method from the commencement of operations of the Fund. In the event that any of the initial shares of the Fund are redeemed during such amortization period, the Fund will be reimbursed for any unamortized organization costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

6.  LINE OF CREDIT

    Effective October 1, 1996, the Company and Mellon Trust, N.A. have entered into a Line of Credit Agreement (the "Agreement") which provides the Fund with a $50 million line of credit, primarily for temporary or emergency purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities. The Fund may borrow up to the lesser of $50 million or one-third of its net assets. Interest is payable at the bank's money market rate plus 0.75% on an annualized basis. Under the Agreement, the Company is charged a facility fee equal to 0.10% annually of the unutilized credit. The Agreement requires, among other provisions, the Fund to maintain a ratio of net assets (not including funds borrowed pursuant to the Agreement) to aggregated amount of indebtedness pursuant to the Agreement of no less than three to one. For the year ended March 31, 1998, the Fund did not borrow under this Agreement.

TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Tweedy, Browne Fund Inc.:

    We have audited the accompanying statement of assets and liabilities, including the portfolio of investments and schedule of forward exchange contracts, of Tweedy, Browne American Value Fund (the "Fund") (one of a series of Tweedy, Browne Fund Inc.) as of March 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the four years in the period then ended and for the period from December 8, 1993 (commencement of operations) to March 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and signficant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tweedy, Browne American Value Fund, a series of Tweedy, Browne Fund Inc., at March 31, 1998, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the four years in the period then ended and for the period from December 8, 1993 (commencement of operations) to March 31, 1994, in conformity with generally accepted accounting principles.

                                                /s/ Ernst & Young LLP

Boston, Massachusetts
May 12, 1998

TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

YEAR ENDED MARCH 31, 1998

    For the fiscal year ended March 31, 1998, the amount of long-term capital gain designated by the Fund was $7,211,443, of which $5,992,206 and $1,219,237 is taxable as 28% rate gain and 20% rate gain, respectively, for federal income tax purposes.

    Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended March 31, 1998, 59.95% qualify for the dividend received deduction available to corporate shareholders.

                            TWEEDY, BROWNE FUND INC.
                       52 Vanderbilt Avenue, NY, NY 10017
                                  800-432-4789